                                                       EXHIBIT 99

--------------------------------------------------------------------------------
MORGAN STANLEY                                                      May 18, 1998
Real Estate Debt Capital Markets                   [LOGO]
Mortgage/Asset Backed Capital Markets    MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                 CMBS New Issue

                         Preliminary Collateral Overview

                       ---------------------------------

                           $925,762,767 (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL1

                       ---------------------------------

                                 [LOGO] XL1 1998
                                   LARGE LOAN


                           MORGAN STANLEY DEAN WITTER

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

[LOGO] XL1 1998                                                     May 18, 1998
       LARGE LOAN         Preliminary Collateral Overview

--------------------------------------------------------------------------------

                           $925,762,767 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL1


                           Collateral Characteristics
                           --------------------------

Cut-Off Date Principal Balance: (as of June 1, 1998)            $925,762,767
Number of Mortgage Loans:                                                 11
Number of Mortgaged Properties:                                           83
Weighted Average Coupon:                                               7.02%
Weighted Average Cut-Off Date LTV:                                     58.4%
Weighted Average LTV at Effective Maturity Date:                       51.0%
Weighted Average DSCR:                                                 1.90x
Weighted Average Original Amortization Term:                      332 months
Weighted Average Original Term to Effective Maturity Date:        113 months
Weighted Average Remaining Term to Effective Maturity Date:       109 months
Weighted Average Seasoning:                                         4 months


====================================================================================================================================
                                     Percentage           Principal
                          Cut-Off       of                Balance at                                          Original   Remaining
                           Date       Cut-Off             Effective           Effective                        Term to    Term to
                         Principal      Date               Maturity   Cut-Off  Maturity           Original    Effective  Effective
                          Balance     Principal              Date      Date     Date            Amortization  Maturity   Maturity
Loan Name                ($000's)     Balance(1)  Coupon    ($000's)    LTV      LTV    DSCR(2)    Term(3)      Date       Date
====================================================================================================================================
Hotel Del Coronado      $164,947,035    17.8%      6.90%  $130,163,932   50.0%   39.4%    2.06x    300          120        115
CenterAmerica Pool       163,000,000    17.6       6.67    140,921,222   61.3    53.0     1.86     360          120        120
Wells Fargo Tower        143,855,648    15.5       7.17    126,516,032   61.2    53.8     1.64     300           84         83
West Town Mall            76,000,000     8.2       6.90     76,000,000   47.5    47.5     2.71     N/A          126        119
Magellan Apartment Pool   75,113,551     8.1       7.28     66,308,919   79.3    70.0     1.34     360          120        113
Glenborough Pool          59,465,982     6.4       7.50     48,701,064   51.3    42.0     1.93     298          120        112
EQR Apartment Pool        50,000,000     5.4       6.79     50,000,000   49.7    49.7     2.28     N/A          120        118
Charlestowne Mall         49,914,616     5.4       7.73     46,585,555   57.6    53.8     1.70     360           84         81
Ramco-Gershenson Pool     49,761,281     5.4       6.83     43,401,346   64.6    56.4     2.00     360          120        114
Courthouse Plaza I        48,704,653     5.3       7.19     42,147,916   70.5    61.0     1.49     360          120        115
Quail Springs Mall        45,000,000     4.9       6.82     39,064,080   52.7    45.7     1.95     360          120        120
                        ------------   -----       ----   ------------   ----    ----     ----     ---          ---        ---
Total/Weighted Average  $925,762,767   100.0%      7.02%  $809,810,067   58.4%   51.0     1.90x    332          113        109
                        ============   =====       ====   ============   ====    ====     ====     ===          ===        ===


Notes:    (1)  Numbers may not total 100% due to rounding.
          (2) Based on underwritable net cash flow and actual annual debt service.
          (3) Weighted average original amortization term excludes West Town Mall and EQR Apartment Pool.

--------------------------------------------------------------------------------


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

[LOGO] XL1 1998                                                     May 18, 1998
       LARGE LOAN      Preliminary Collateral Overview

--------------------------------------------------------------------------------


                           $925,762,767 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL1

                                  Loan Features
                                  -------------

====================================================================================================================================
                                                            Removal                                             Bankruptcy-  Funded
                                                               of      Capital     Lock Box/       Cross          remote     Tax and
                                               Principal    Property   Reserve      Sweep    Collateralization  borrowing  Insurance
Loan Name                Call Protection       Repayment    Manager    Accounts    Account      (Pools Only)      entity     Escrow
====================================================================================================================================
Hotel Del Coronado       Locked 24 mos.,       Effective       Yes      Yes          Yes           N/A             Yes        Yes
                         Defeasance            Maturity
CenterAmerica Pool       Locked 24 mos.,       Effective       Yes      Yes          Yes           Yes             Yes        Yes
                         Defeasance            Maturity
Wells Fargo Tower        Locked 24 mos.,       Effective       Yes      Yes          Yes           N/A             Yes        Yes
                         Defeasance            Maturity
West Town Mall           Locked 36 mos.,       Effective      Yes(2)    No          None           N/A            Yes(5)       No
                         Defeasance(1)         Maturity                            Until EMD
Magellan Apartment Pool  Locked 24 mos.,       Balloon         Yes      Yes          Yes(3)        Yes             N/A        Yes
                         Defeasance
Glenborough Pool         Locked 36 mos.,       Effective       Yes      Yes(6)       Yes(4)        Yes             Yes       Yes(6)
                         Greater of 1% and     Maturity
                         Yield Maintenance at
                         U.S. Treasury flat(1)
EQR Apartment Pool       Locked 24 mos.,       Effective      Yes(2)    Yes          Yes(3)        Yes             Yes        Yes
                         Defeasance            Maturity
Charlestowne Mall        Locked 24 mos.,       Effective       Yes      Yes          Yes           N/A             Yes        Yes
                         Defeasance            Maturity
Ramco-Gershenson Pool    Locked 24 mos.,       Effective       Yes      Yes          Yes           Yes             Yes        Yes
                         Defeasance            Maturity
Courthouse Plaza I       Locked 36 mos.,       Effective       Yes      Yes          Yes           N/A             Yes        Yes
                         Defeasance(1)         Maturity
Quail Springs Mall       Locked 24 mos.,       Effective       Yes      Yes          Yes           N/A             Yes        Yes
                         Defeasance            Maturity
------------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Lock-out period from loan origination.
          (2) Removal of manager only upon an Event of Default under the Loan or based upon manager's gross negligence, fraud or willful misconduct.
          (3)  Sweep Account
          (4)  Springing Lock-box
          (5) The West Town Mall borrower does not have an independent director.
          (6) Deferred maintenance, capital expenditures, taxes and insurance payments are guaranteed by Glenborough Realty Trust, Inc.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

[LOGO] XL1 1998                                                     May 18, 1998
       LARGE LOAN      Preliminary Collateral Overview

--------------------------------------------------------------------------------


                           $925,762,767 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL1


                                Property Overview
                                -----------------

======================================================================================================================
                                                 Borrowing Entity/
Loan Name                Location                Sponsor
======================================================================================================================
Hotel Del Coronado       Coronado, CA            L-O Coronado Holding II, Inc./Lowe Enterprises for Ohio PERS

CenterAmerica Pool       TX                      Center America Capital Partnership LP./CenterAmerica Property Trust,
                                                 L.P. and MSREF II

Wells Fargo Tower        Los Angeles, CA         Affiliates of Wells Fargo Bank, Mitsui Mutual Life Ins. Co., Gibson,
                                                 Dunn & Crutcher and Maguire Partners

West Town Mall           Knoxville, TN           West Town Mall Joint Venture/Simon DeBartolo/Rodamco

Magellan Apartment Pool  AZ, CA                  11 special purpose borrowing entities/Magellan Corporation

Glenborough Pool         MA, MN, AZ, MO,         Glenborough Fund V, L.P./Glenborough Realty Trust, Inc.
                          CA, FL, VA

EQR Apartment Pool       IL, MN, WI              EQR-Flatland, LLC/Equity Residential Properties ("EQR")

Charlestowne Mall        St. Charles, IL         Charlestowne Mall, LLC/Wilmorite, Inc., and Ivanhoe, Inc.

Ramco-Gershenson Pool    MI, NC, OH, SC, TN, WI  Ramco Properties Associates L.P./Ramco-Gershenson

Courthouse Plaza I       Arlington, VA           The Courthouse Plaza Associates LP/Charles E. Smith Companies

Quail Springs Mall       Oklahoma City, OK       Day Jay Associates/
                                                 General Growth Properties, Inc.
=======================================================================================================================
=======================================================================
                          Property                       Year Built/
Loan Name                 Type                            Renovated
=======================================================================
Hotel Del Coronado        Hotel                         1888/1988 and
                                                           current
CenterAmerica Pool        Community Shopping Centers     1950 - 1995

Wells Fargo Tower         Office                            1982

West Town Mall            Super-Regional Mall             1972/1995
                                                         and current
Magellan Apartment Pool   Multifamily                    1980 - 1990

Glenborough Pool          Office (5), Industrial (4),
Multifamily (1)                                           1973-1989

EQR Apartment Pool        Multifamily                     1989-1991

Charlestowne Mall         Regional Mall                 1991/Current

Ramco-Gershenson Pool     Community Shopping Centers     1977 - 1996

Courthouse Plaza I        Office                            1988

Quail Springs Mall        Super-Regional Mall             1960/1988
                                                         and current
=======================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                             Cut-Off Date          Square Feet/
                                                 Loan                 No. of               Loan PSF/               Appraised
Loan Name                                       Amount               Units(1)               Per Unit               Value(2)
====================================================================================================================================
Hotel Del Coronado                           $164,947,035                  692              $238,363           $   330,000,000
CenterAmerica                                 163,000,000            4,761,994                    34               266,073,957
Wells Fargo Tower                             143,855,648            1,336,248                   108               235,000,000
West Town Mall                                 76,000,000              764,369                    99               160,000,000
Magellan Apartment Pool                        75,113,551                2,270                33,090                94,775,000
Glenborough Pool                               59,465,982        1,136,505/224                    52               115,900,000
EQR Apartment Pool                             50,000,000                1,371                36,470               100,650,000
Charlestowne                                   49,914,616              742,318                    67                86,600,000
Ramco-Gershenson Pool                          49,761,281            1,414,633                    35                77,000,000
Courthouse Plaza I                             48,704,653              349,778                   139                69,100,000
Quail Springs                                  45,000,000              424,183                   106                85,457,518
                                             ------------                                                       --------------
Total                                        $925,762,767                                                       $1,620,556,475
                                             ============                                                       ==============
====================================================================================================================================


Notes:    (1)  Self-owned anchors are excluded from square feet.
          (2) Values for CenterAmerica, Courthouse Plaza I, and Quail Springs Mall were calculated based on underwritable NOI and a cap rate.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

[LOGO] XL1 1998                                                     May 18, 1998
       LARGE LOAN      Preliminary Collateral Overview

--------------------------------------------------------------------------------

                           $925,762,767 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL1


                           Geographic Diversification
                           --------------------------

=====================================================================================
                                                 Percentage
                                   Cut-Off        of Total
                                     Date       Cut-Off Date
                       Number of   Allocated     Allocated    Underwritten
State                 Properties  Loan Amount   Loan Amount(1)  Cash Flow
=====================================================================================
California                9       $365,433,925     39.5%     $  55,896,061
Texas                    44        163,000,000     17.6         23,348,985
Tennessee                 3         88,115,877      9.5         16,108,610
Illinois                  2         58,483,293      6.3          8,658,671
Virginia                  2         53,759,262      5.8          6,962,169
Oklahoma                  1         45,000,000      4.9          6,873,808
Wisconsin                 4         40,897,591      4.4          6,417,096
Arizona                   6         39,493,623      4.3          4,734,947
Minnesota                 2         24,333,783      2.6          4,146,813
Massachusetts             3         13,280,736      1.4          2,228,560
South Carolina            1          8,476,337      0.9          1,330,935
Ohio                      1          7,314,908      0.8          1,172,694
North Carolina            1          6,116,657      0.7            950,023
Missouri                  2          5,153,718      0.6            914,882
Florida                   1          4,261,729      0.5            764,302
Michigan                  1          2,641,329      0.3            416,481
Total/Weighted Average   83       $925,762,767    100.0%      $140,925,038
=====================================================================================
=====================================================================================
                       Percentage of                         Percentage of  Weighted
                           Total      Weighted                    Total      Average
                       Underwritten   Average     Appraised    Appraised    Cut-Off
State                    Cash Flow(1)   DSCR       Value(2)     Value(1)     Date LTV
=====================================================================================
California                 39.7%        1.81x     $648,050,000     40.0%      57.8%
Texas                      16.6         1.86       266,073,957     16.4       61.3
Tennessee                  11.4         2.61       180,400,000     11.1       49.9
Illinois                    6.1         1.79       105,200,000      6.5       56.5
Virginia                    4.9         1.53        78,850,000      4.9       68.7
Oklahoma                    4.9         1.95        85,457,518      5.3       52.7
Wisconsin                   4.6         2.19        72,050,000      4.4       54.5
Arizona                     3.4         1.43        52,425,000      3.2       75.0
Minnesota                   2.9         2.13        50,100,000      3.1       50.4
Massachusetts               1.6         1.93        25,900,000      1.6       51.3
South Carolina              0.9         2.00        13,000,000      0.8       64.6
Ohio                        0.8         2.00        11,200,000      0.7       64.6
North Carolina              0.7         2.00         9,700,000      0.6       64.6
Missouri                    0.6         1.93        10,050,000      0.6       51.3
Florida                     0.5         1.93         8,700,000      0.5       51.3
Michigan                    0.3         2.00         3,400,000      0.2       64.6
                           ----         ----    --------------    -----       ----
Total/Weighted Average     100.0%       1.90x   $1,620,556,475    100.0%      58.4%
                           =====        ====    ==============    =====       ====
=====================================================================================

Notes:    (1)  Numbers may not total 100% due to rounding.
          (2) Values for CenterAmerica, Courthouse Plaza I, and Quail Springs Mall were calculated based on underwritable NOI and a cap rate.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
[LOGO] XL11998                Preliminary Collateral Overview       May 18, 1998
       LARGE LOAN
--------------------------------------------------------------------------------

                           $925,762,767 (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL1

                          Property Type Diversification
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Retail                                                                     23.0%
Regional Mall                                                              18.5%
Industrial                                                                  1.6%
Multifamily                                                                14.2%
Office                                                                     25.0%
Hotel                                                                      17.8%

--------------------------------------------------------------------------------

                                             Percentage
                                                 of                      Percentage                            Percentage
                                 Cut-Off      Cut-Off                        of                                    of      Weighted
                                  Date          Date                       Total       Weighted                  Total     Average
                   Number of    Allocated    Allocated    Underwritten  Underwritten    Average   Appraised     Appraised   Cut-Off
Property Type      Properties  Loan Amount Loan Amount(1)  Cash Flow    Cash Flow(1)    DSCR      Value(2)       Value(1)  Date LTV
-----------------------------------------------------------------------------------------------------------------------------------
Office                 7     $  231,411,410    25.0%        32,867,762      23.3%        1.65x  $ 379,550,000     23.4%      61.5%
Retail                51        212,761,281    23.0         31,195,307      22.1         1.89     343,073,957     21.2       62.0
Regional Mall          3        170,914,616    18.5         28,372,522      20.1         2.22     332,057,518     20.5       51.8
Hotel                  1        164,947,035    17.8         28,728,037      20.4         2.06     330,000,000     20.4       50.0
Multifamily           17        131,159,259    14.2         17,173,045      12.2         1.73     207,125,000     12.8       66.7
Industrial             4         14,569,166     1.6          2,588,365       1.8         1.93      28,750,000      1.8       51.3
                     ---     --------------   -----     --------------     -----        -----  --------------    -----      -----
Total/
Weighted Average      83     $  925,762,767   100.0%    $  140,925,038     100.0%        1.90x  $1,620,556,475    100.0%      58.4%
                     ===     ==============   =====     ==============     =====        ====== ===============   ======     ======
------------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Numbers may not total 100% due to rounding.
          (2) Values for CenterAmerica, Courthouse Plaza I, and Quail Springs Mall were calculated based on underwritable NOI and a cap rate.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
[LOGO] XL11998                Preliminary Collateral Overview
       LARGE LOAN                    Hotel Del Coronado
--------------------------------------------------------------------------------

================================================================================
                                Loan Information
================================================================================
                           Original                         Cut-Off Date

Principal Balance:         $166,000,000                     $164,947,035

Origination Date:          December 2, 1997

Interest Rate:             6.9%

Amortization:              300 Months

Hyperamortization:         After the Effective Maturity Date,
                           interest rate increases to 8.9%.  All
                           excess cash flow is used to reduce the
                           outstanding principal balance; the
                           additional 2% interest accrues
                           interest at the increased rate and is
                           deferred until the principal balance
                           is zero.

Effective Maturity         January 1, 2008
Date:

Maturity Date:             January 1, 2023

Borrower/Sponsor:          L-O Coronado Holding II, Inc., a
                           wholly owned subsidiary of Ohio PERS,
                           which is advised by Lowe Enterprises

Call Protection:           2-year lockout from the date of
                           securitization, with U.S. government
                           securities defeasance thereafter. Loan
                           prepayable at par beginning on the
                           Effective Maturity Date.

Removal of
Property Manager:          Management may be terminated (i) if at
                           any time the DSCR for the trailing 12
                           months is < 1.25x, or (ii) following
                           acceleration of the loan after an
                           Event of Default or (iii) at the
                           Effective Maturity Date

Up Front Reserves:         Required Repair Fund: $2,637,025

                           Environmental:           $39,317
General Monthly
Reserves:                  1/12 of Property Taxes and Insurance
                           and Capital Expenditures and FF&E Reserves equal to 5% of the previous month's gross revenue.

Collection Account:        Hard Lock-Box

Cross-Collateralization/
Default:                   N/A

Earthquake                 Yes
Insurance:

Mezzanine Loans:           None
--------------------------------------------------------------------------------


================================================================================
                              Property Information
================================================================================
Single
Asset/Portfolio:           Single Asset

Property Type:             Hotel

Location:                  Coronado, California

Year Built/Renovated:      1888/Renovated periodically over
                           time.  Last major renovation
                           completed in 1988.  Lowe will be
                           undertaking a 5 - year, $50MM program.

The Collateral:            World renowned destination resort
                           hotel with 692 rooms, 73,034 S.F. of
                           banquet and meeting space, 7
                           restaurants and lounges, 30 retail
                           shops, 6 tennis courts, 2 pools, a
                           health club and a boat house/marina.
                           Property has beachfront location.

Property                   Destination Coronado Hotel, Inc., a
Management:                subsidiary of Destination Hotel &
                           Resorts, a subsidiary of Lowe
                           Enterprises

                           LTM
Average Occupancy:         Feb. 1998    1996          1995
                           ---------    ----          ----
                           85%          84%           80%

ADR:                       $202.80      $179.76       $165.31

RevPAR:                    $173.15      $151.36       $131.56

1997 Net Operating
Income:                    $33,818,866

Underwritable Cash
Flow:                      $28,728,037

Appraised Value(1):        $330,000,000

Appraised By:              HVS International

Appraisal Date:            October 28, 1997

                           Cut-Off Date        At EMD(2)

Loan/Room:                  $238,363           $188,098
LTV:                           50.0%              39.4%
DSCR:                          2.06x(3)           2.63x(4)

Notes:    (1)  Purchased in August, 1997 for the same price.
          (2)  Effective Maturity Date.
          (3)  Based on Underwritable Cash Flow and Actual Debt Service.
          (4) Based on Underwritable Cash Flow and recalculated Debt Service assuming original financing terms and the EMD balance.
--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
[LOGO] XL11998                Preliminary Collateral Overview
       LARGE LOAN                   CenterAmerica Pool
--------------------------------------------------------------------------------

================================================================================
                                Loan Information
================================================================================
                           Original                         Cut-Off Date

Principal Balance:         $163,000,000                     $163,000,000

Origination Date:          Estimated to be May 18, 1998

Interest Rate:             6.67%

Amortization:              360 Months

Hyperamortization:         After the Effective Maturity Date,
                           interest rate increases to 8.67%. All
                           excess cash flow is used to reduce the
                           outstanding principal balance; the
                           additional 2% interest accrues
                           interest at the increased rate and is
                           deferred until the principal balance
                           is zero.

Effective Maturity         June 1, 2008
Date:

Maturity Date:             June 1, 2028

Borrower/Sponsor:          CenterAmerica Capital Partnership, L.P., a
                           special-purpose borrowing entity controlled by the Morgan Stanley Real Estate Fund II, L.P.,
                           ("MSREF"), which is sponsored, asset managed and 10% owned by Morgan Stanley, Dean Witter, Discover
                           & Co.


Call Protection:           2-year lockout from the date of
                           securitization, with U.S. government
                           securities defeasance thereafter. Loan
                           prepayable at par beginning on the
                           Effective Maturity Date.

Substitution:              Property substitution is permitted
                           subject to certain conditions.

Removal of
Property Manager:          Management may be terminated (I) after a monetary
                           event of default; (ii) upon gross negligence fraud or willful misconduct; and (iii) upon transfer of all the properties unless transfer is to an entity with sufficient management expertise.

Up Front Reserves:         Environmental Reserve:   Approximately $200,000

General Monthly
Reserves:                  1/12 of Property Taxes and Insurance,
                           Capital Expenditure reserves of
                           $.15/S.F. per year and $.35/S.F. per
                           year for TIs and LCs

Collection Account:        Hard Lock-Box

Cross-Collateralization/
Default:                   Cross-collateralized and
                           cross-defaulted

Mezzanine Loans:           $47,000,000 currently held by Morgan
                           Stanley Mortgage Capital Inc.
--------------------------------------------------------------------------------

================================================================================
                              Property Information
================================================================================
Single                     Portfolio
Asset/Portfolio:

Property Type:             44 Anchored Retail Centers

Location:                  Location by Allocated Loan Amount:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                           Houston                     64.5%
                           Dallas/Fort Worth           25.9%
                           Corpus Christi               9.6%

Year                       Between 1950 and 1995.
Built/Renovated:           See Property Summary Table for detail

The Collateral:            44 Community and neighborhood retail
                           shopping centers encompassing total
                           GLA of 4,761,994 S.F.

                           Anchors include: Krogers, Walgreens,
                           Minyards, HEB Pantry, Eckerd Drugs,
                           and Weiner's.
Property
Management:                CenterAmerica Property Trust, L.P.

Occupancy
(as of 12/31/97):          92%

1997 Net Operating
Income:                    $25,518,237

Underwritable Cash
Flow:                      $23,348,985

Calculated Value at
an 9.5% Cap Rate on
Underwritable NOI:         $266,073,957

Market Study               Aaron and Wright Incorporated
performed by:

Market Study Date:         April 29, 1998

                           Cut-Off Date        At EMD(1)
Loan/SF:                      $34                 $30
LTV:                         61.3%               53.0%
DSCR(1):                     1.86x(2)            2.15x(3)

Notes:    (1)  Effective Maturity Date.
          (2)  Based on Underwritable Cash Flow and Actual Debt Service.
          (3) Based on Underwritable Cash Flow and recalculated Debt Service assuming original financing terms and the EMD balance.
--------------------------------------------------------------------------------


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
[LOGO] XL11998                Preliminary Collateral Overview
       LARGE LOAN                   CenterAmerica Pool
--------------------------------------------------------------------------------

                                                       Property Summary Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Annualized
                                                                                           Base Rent
                                  Allocated                                                  PSF       Primary Tenants with
                                    Loan        Total    Year      1997    Underwritable   December         15,000 SF
   Property Name     Location      Amount     SF/Units   Built  Occupancy    Cash Flow     31, 1997      December 31, 1997
====================================================================================================================================
Wynnewood Village    Dallas    $15,196,700    632,229    1978      92.9%   $2,176,914      $4.80     (1)
Westheimer Commons   Houston    13,612,700    249,789    1981      93.5     1,949,953        8.84     (2)
Five Points          Corpus     12,625,600    276,657    1980      99.1     1,808,562        7.01     (3)
                     Christi
Northtown Plaza      Houston     8,438,900    198,104    1960     100.0     1,208,832        7.20     Weiner's (2002), Mac
                                                                                                      Frugal's(2010), OfficeMax
                                                                                                      (2001)

Texas City Bay       Texas City  7,649,100    233,984    1980      97.2     1,095,699        5.21     Kroger (2014), Kmart (2019)
Braes Heights        Houston     6,055,900    113,078    1959      89.3       867,473        9.11     CenterAmerica (2002),
                                                                                                      Weiner's (2006)
Highland Village     Highland    5,828,100     88,841    1995     100.0       834,842       10.53     Minyard's (2016)
Town Center          Village
Clearlake/ Camino    Houston     5,365,400    101,218    1964     100.0       768,565        8.28     Hancock Fabrics (2006),
South                                                                                                 H.E.B. Pantry (2007)
Park Plaza           Houston     5,140,300    211,923    1980      89.8       736,327        4.52     Kmart (2004), Fiesta Mart
                                                                                                      (2000)
Parktown Center      Deer Park   4,905,300    121,621    1970      97.4       702,659        5.42     (4)
and Parktown
Center East
Moore Square         Houston     4,043,200    132,239    1975      81.0       579,175        5.56     Randall's (2010), Walgreen's
                                                                                                      (2017)
Moore Village        Houston     3,828,500    108,094    1978     100.0       548,410        6.02     Hobby Lobby (2011), Hoffer
                                                                                                      Furniture (2007)
Huntington Village   Houston     3,702,500    112,287    1980      89.1       530,367        5.87     Gerland (2005)
Williamstown         Houston     3,680,800     70,328    1978      87.0       527,256        8.72     Michael's (1999)
Village Plaza        Garland     3,446,800     80,581    1960     100.0       493,737        7.48     Troung Nguyen Supermarket
                                                                                                      (2007)
Jefferson Park       Mount       3,360,600    130,541    1985      92.6       481,383        4.36     Super 1 (2001), Beall's (2010)
                     Pleasant
Webb Royal Plaza     Dallas      3,348,000    108,819    1961      85.8       479,588        5.66     Minyard's (2005)
Carmel Village       Corpus      3,093,000     86,678    1965      91.4       443,061        5.87     Beall's (2001)
                     Christi
Klein Square         Houston     3,058,600     80,857    1977      83.1       438,132        6.34     Gerland (2002)
Brenham Four         Brenham     2,993,900    113,147    1975      98.3       428,855        4.14     H.E.B. Pantry Foods (2012),
Corners                                                                                               Weiner's (2002)
Tanglewilde          Houston     2,823,600     86,590    1972      87.6       404,471        6.94     Safeway (2014)
Maplewood Mall       Houston     2,679,900     95,684    1962      93.4       383,890        4.51     Cox's Foodarama (2000),
                                                                                                      Weiner's (2000)
Jeff Davis           Dallas      2,674,100     69,563    1965     100.0       383,053        5.26     Carnival (2000)
League City          League      2,556,000    100,030    1966      89.4       366,138        4.51     Cloth World (2007), Beall's
                     City                                                                             (2000), H.E.B. Pantry (2007)
Braes Oaks           Houston     2,384,100     46,720    1966     100.0       341,508        8.53     H.E.B. Pantry Foods (2007)
Stevens Park         Dallas      2,379,500     45,492    1974     100.0       340,852        8.75     Minyard's (2016)
Cedar Bellaire       Bellaire    2,312,700     50,997    1950     100.0       331,288        7.40     H.E.B. Pantry (2009)
Countryside Village  Houston     2,258,900    136,470    1977      50.8       323,570        3.31     (5)
Broadway             Houston     2,247,000     74,932    1977     100.0       321,867        4.95     Walgreen's (2006), Rice Food
                                                                                                      Markets (2001)
Long Pointe Plaza    Houston     2,203,600     65,332    1957      93.1       315,651        6.04     (5)
Lamar Plaza          Rosenberg   2,174,200    150,133    1972      68.8       311,442        3.38     Kroger (2001) and Weiner's
                                                                                                      (2000)
Highland Village     Dallas      2,069,800     66,942    1985      93.7       296,489        5.63     Minyard's (2016)
Tidwell Plaza        Houston     1,953,000     41,630    1983     100.0       279,751        7.87     Walgreen's (2017)
Forest Hills         Fort Worth  1,872,800     70,390    1972     100.0       268,265        4.92     Winn-Dixie (2006)
Washington Square    Kaufman     1,819,700     65,050    1985      96.7       260,662        3.81     Brookshire's (1998)
Northgate            Houston     1,800,700     43,245    1978     100.0       257,936        7.21     OfficeMax (2005)
Parkview West        Pasadena    1,651,400     39,774    1966      93.3       236,558        7.16     (5)
Parkview East        Pasadena    1,471,100     41,169    1968      75.7       210,723        6.27     (5)
El Camino            Bellaire    1,457,100     59,575    1972     100.0       208,723        4.20     Davis Food City (2002)
Palm Plaza           Aransas     1,065,300     52,102    1978      97.6       152,598        3.49     IGA (1999), Wilcox Furniture
                     Pass                                                                             (1998)
Bryan Square         Bryan         895,400     55,115    1965     100.0       128,259        3.24     Kroger (2001)
Lazybrook            Houston       654,200     10,745    1965     100.0        93,706       10.14     (5)
North Hills Village  Haltom City   222,000     43,299    1972      44.4        31,794        2.05     (5)
                                   -------     ------              ----        ------        ----
   Total/Weighted
   Average                    $163,000,000  4,761,994             91.8%   $23,348,985        6.39(6)
                              ============  =========             =====   ===========        ====

================================================================================
Notes:   Major tenants and lease expirations:
          (1)  Kroger (2000), Colbert's (2002), Weiner's (1999), Mac Frugal's
               (2003), Rhoton's Food For Less (2002), former Montgomery Ward, and 50-Off (2000).
          (2)  Kroger (2004), Michael's (2006) and Marshall's (2010).
          (3 Solo Serve (2002), Sutherland Lumber (2006), Beall's (2003), Hobby-Lobby (2003).
          (4)  Walgreen's (2056), Gerland's Food Fair (2016), Weiner's (1999).
          (5)  No tenants with 15,000 square feet or more space.
          (6)  Excludes vacant space

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and

Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
[LOGO] XL11998                Preliminary Collateral Overview
       LARGE LOAN                   CenterAmerica Pool
--------------------------------------------------------------------------------

                                     Ten Largest Tenants Based on Annualized Base Rent
----------------------------------------------------------------------------------------------------------------------------
                                                                       % of                      % of Total     Annualized
    Tenant or Tenant                          No. of      Tenant       Total       Annualized    Annualized        Base
    Parent Company(1)         Store Name      Stores     GLA (SF)      GLA(2)      Base Rent     Base Rent(2)   Rent Per SF
============================================================================================================================
The Kroger Company             Kroger             5(3)    261,934        5.5%     $1,523,961          5.5%           $5.82
Minyard Food Stores, Inc.      Minyard's          4       168,153        3.5       1,081,370          3.9             6.43
Walgreen Company               Walgreens          8       110,016        2.3         817,989          2.9             7.44
National Amusements, Inc.      Blockbuster       11        90,387        1.9         816,482          2.9             9.03
H.E.B. Pantry Foods            H.E.B. Pantry      5       159,394        3.3         682,281          2.4             4.28
Hobby Lobby Stores, Inc.       Hobby Lobby        2(3)     97,130        2.0         611,616          2.2             6.30
JC Penney Company, Inc.        Eckerd Drug       10        93,120        2.0         568,740          2.0             6.11
                               Store
Kmart Corporation              Kmart              2       187,277        3.9         565,979          2.0             3.02
Weiner's Stores, Inc.          Weiner's           7       165,119        3.5         446,805          1.6             2.71
Gerland Corporation            Gerland            3       105,598        2.2         377,321          1.4             3.57
                                                        ---------     ------     -----------        -----            -----
    Subtotal Ten Largest Tenants                        1,438,128       30.2%     $7,492,544         26.8%           $5.21
Other Major Tenants (greater than 5,000 SF)             2,014,905       42.3      11,135,005         39.9             5.53
Remaining Tenants                                         917,393       19.3       9,298,297         33.3            10.14
Vacant Space                                              391,568        8.2               0          0.0             0.00
                                                        ---------     ------     -----------        -----            -----
     Total/Weighted Average                             4,761,994      100.0%    $27,925,846        100.0%           $6.39(4)
                                                        =========     ======     ===========        =====            =====

----------------------------------------------------------------------------------------------------------------------------
                                                 Lease Expiration Schedule
----------------------------------------------------------------------------------------------------------------------------
                  Number of                                                           Annual    Percent of     Cumulative
Year Expiration     Leases     Expiring   Percent of                   Annualized    Base Rent  Total Base     Percent of
                   Expiring       SF      Total SF (2)   Cumulative     Base Rent     Per SF     Rent(2)        Base Rent
============================================================================================================================
Vacant                 99       391,568       8.2%          8.2%               --        --          0.0%            0.0%
Month to Month         16        20,468       0.4           8.7        $  139,150      $6.80         0.5             0.5
1998                  131       372,531       7.8          16.5         2,740,112       7.36         9.8            10.3
1999                  146       627,422      13.2          29.7         3,658,121       5.83        13.1            23.4
2000                  150       626,282      13.2          42.8         4,029,612       6.43        14.4            37.8
2001                  101       482,500      10.1          52.9         3,418,105       7.08        12.2            50.1
2002                  117       540,188      11.3          64.3         3,653,597       6.76        13.1            63.2
2003                   31       210,634       4.4          68.7         1,663,947       7.90         6.0            69.1
2004                   14       186,485       3.9          72.6         1,199,889       6.43         4.3            73.4
2005                   15       114,536       2.4          75.0           678,609       5.92         2.4            75.8
2006                   15       233,601       4.9          79.9         1,080,858       4.63         3.9            79.7
2007                   16       194,574       4.1          84.0         1,141,088       5.86         4.1            83.8
2008 or later          34       761,205      16.0         100.0          4,522,758      5.94        16.2           100.0
                       --     ---------      ----                     ------------      ----       ----
Total                 885     4,761,994     100.0%                     $27,925,845      6.39(4)    100.0%
                      ===     =========     ======                     ===========      ====       =====

--------------------------------------------------------------------------------
Notes:    (1)  The parent company may not be the obligor under the applicable lease.
          (2)  Numbers may not total 100% due to rounding.
          (3)  Kroger occupies four stores; one store is sub-leased to
               Hobby-Lobby.
          (4)  Excludes vacant space.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

[LOGO] XL1 1998          Preliminary Collateral Overview:
       LARGE LOAN               Wells Fargo Tower

--------------------------------------------------------------------------------

================================================================================
                                Loan Information
================================================================================

                              Original            Cut-Off Date

Principal Balance:            $144,000,000        $143,855,648

Origination Date:             May 1, 1998

Interest Rate:                7.17%

Amortization:                 300 Months

Hyperamortization:            After the Effective Maturity Date, interest rate
                              increases to 9.17%. All excess cash flow is used to reduce the outstanding principal balance; the additional 2% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity Date:      April 30, 2005


Maturity Date:                April 30, 2023

Borrower/Sponsor:             Managing and other members consist of affiliates
                              of: Wells Fargo Bank, Mitsui Mutual Life, Maguire
                              Partners and Gibson Dunn & Crutcher.

Call Protection:              2-year lockout from the date of securitization,
                              with U.S. government securities defeasance thereafter. Loan prepayable at par beginning on the Effective Maturity Date. Removal of Property
                              Manager: Management may be terminated if (i) NOI for the trailing twelve months falls below
                              $19,000,000, or (ii) upon an Event of Default under the Loan Documents or Management Agreement.

Up Front Reserves:            Tenant Improvement:        $9,000,000

General Monthly               1/12 of Property Taxes and Insurance and Capital
Reserves                      Expenditures of $.15 per square foot

Collection Account:           Hard Lock-Box

Cross-Collateralization/
Default:                      N/A

Earthquake Insurance:         Yes

Mezzanine Loans:              None

--------------------------------------------------------------------------------


================================================================================
                              Property Information
================================================================================

Single Asset/Portfolio:       Single Asset

Property Type:                Class A Office

Location:                     Los Angeles, California

Year Built/Renovated:         1982

The Collateral:               54 Story Class A office building with 1,336,248
                              S.F. of net rentable area, which includes 69,139
                              S.F. of retail space.


Major Tenants:                Wells Fargo Bank; Gibson, Dunn & Crutcher; Oaktree
                              Capital (lease commences April, 1999); Thelen
                              Marrin Johnson & Bridges; Peterson Ross; Payden &
                              Rygel; Salomon Smith Barney; Paine Webber;
                              Sumitomo Trust; Peterson Ross and Donovan Leisure.

Property
Management:                   Maguire Partners Development, Ltd. or an affiliate

Occupancy
(as of 1/31/98):              92% Leased

1997 Net Operating
Income:                       $23,876,023

Underwritable Cash
Flow:                         $20,276,676

Appraised Value:              $235,000,000

Appraised By:                 Cushman & Wakefield

Appraisal Date:               February 27, 1998


                              Cut-Off Date        At EMD(1)

Loan/SF:                      $108                $95

LTV:                          61.2 %              53.8%

DSCR:                         1.64x(2)            1.86x(3)


Notes:    (1)  Effective Maturity Date.
          (2)  Based on Underwritable Cash Flow and Actual Debt Service.
          (3) Based on Underwritable Cash Flow and recalculated Debt Service assuming original financing terms and the EMD balance.

--------------------------------------------------------------------------------


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

[LOGO] XL1 1998         Preliminary Collateral Overview:
       LARGE LOAN               Wells Fargo Tower

--------------------------------------------------------------------------------


              Ten Largest Tenants Based on Annualized Base Rent(1)
--------------------------------------------------------------------------------

                                                            Tenant Net     % of Total                  % of Total    Annualized
                                Tenant Name                 Rentable     Net Rentable   Annualized     Annualized      Base
    Parent Company          (Lease Expiration)              Area (SF)       Area(2)      Base Rent     Base Rent(2)  Rent per SF
--------------------------------------------------------------------------------------------------------------------------------
Gibson Dunn & Crutcher      Gibson Dunn & Crutcher (2012)    224,958         16.8%     $4,818,402         21.1%       $21.42
Wells Fargo and Co.         Wells Fargo (2013)               253,718         19.0       4,473,755         19.6         17.63
Travelers Group Inc.        Salomon Smith Barney (2002)       50,648          3.8       1,924,632          8.4         38.00
Thelen Marrin Johnson       Thelen Marrin Johnson &           53,884          4.0       1,205,688          5.3         22.38
& Bridges LLP               Bridges LLP (2002)
Oaktree Capital(4)          Oaktree Capital (2009)            73,473          5.5       1,138,832          5.0         15.50
PaineWebber Group           PaineWebber (2001)                44,986          3.4       1,027,934          4.5         22.85
Sumitomo Bank Ltd.          Sumitomo Trust (2002)             25,324          1.9         886,344          3.9         35.00
Payden and Rygel            Payden & Rygel (2004)             48,982          3.7         704,728          3.1         14.39
Peterson Ross               Peterson Ross (2001)              24,145          1.8         688,464          3.0         28.51
Donovan Leisure Newton      Donovan Leisure (1999)            24,887          1.9         622,175          2.7         25.00
 and Irvine                                               ----------        -----     -----------        -----        ------

     Subtotal Ten Largest Tenants                            825,005         61.7%    $17,490,953         76.6%       $21.20
Other Tenants                                                406,273         30.4       5,355,407         23.4         13.18
Vacant Tenants                                               104,970          7.9              --          0.0         --
     Total/Weighted Average                                1,336,248        100.0%    $22,846,360        100.0%       $18.55(3)
                                                          ==========        =====     ===========        =====        ======



                              Historical Occupancy
--------------------------------------------------------------------------------
                            Occupancy Period/Date:                Percent Leased
--------------------------------------------------------------------------------
                            January 31, 1998                         92%
                            January 31, 1997                         94%
                            February 29, 1996                        90%
                            January 31, 1995                         94%


--------------------------------------------------------------------------------
Notes:    (1)  Based on the 1/31/98 rent roll.
          (2)  Numbers may not total 100% due to rounding
          (3)  Excludes vacant space
          (4)  Oaktree Capital lease commences April, 1999


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been prov ided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

[LOGO] XL1 1998         Preliminary Collateral Overview:
       LARGE LOAN               Wells Fargo Tower

--------------------------------------------------------------------------------


                          Lease Expiration Schedule(1)
--------------------------------------------------------------------------------

                                                                                                Percent of   Cumulative
                   Number of                              Cumulative               Annualized   Annualized   Percent of
Expiration Year     Leases       Expiring    Percent of   Percent of   Annualized   Base Rent   Total Base   Annualized
                   Expiring         SF        Total SF       SF         Base Rent    Per SF        Rent       Base Rent
-----------------------------------------------------------------------------------------------------------------------
Vacant                --          104,970       7.9%        7.9%             --         --         0.0%        0.0%
Month-to-Month        15           21,174       1.6         9.4        $161,536      $7.63         0.7         0.7
1998                  33           74,723       5.6        15.0       1,064,838      14.25         4.7         5.4
1999                   7           53,391       4.0        19.0       1,408,028      26.37         6.2        11.5
2000                  10           33,834       2.5        21.6         401,318      11.86         1.8        13.3
2001                  16          133,818      10.0        31.6       2,429,842      18.16        10.6        23.9
2002                  13          164,389      12.3        43.9       4,401,616      26.78        19.3        43.2
2003                   9           57,227       4.3        48.2         502,753       8.79         2.2        45.4
2004                   5           77,827       5.8        54.0         972,093      12.49         4.2        49.6
2005                   0               --       0.0        54.0              --         --         0.0        49.6
2006                   3           19,017       1.4        55.4         345,494      18.17         1.5        51.2
2007                   4           40,779       3.1        58.5         682,281      16.73         3.0        54.1
2008 or Later(2)      30          555,099      41.5       100.0      10,476,561      18.87        45.9       100.0

Total/Weighted       146        1,336,248     100.0%                $22,846,360     $18.55(3)    100.0%
  Average            ===        =========     =====                 ===========     ======       =====


--------------------------------------------------------------------------------
Notes:    (1)  Based on the 1/31/98 rent roll.
          (2) Includes the Oaktree Capital Lease for floors 27-29 for a total of 73,473 square feet and $1,138,832 of annualized base rent.
          (3)  Excludes vacant space.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                                 WEST TOWN MALL



                      LOAN INFORMATION

                      ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:    $76,000,000         $76,000,000

ORIGINATION DATE:     October 17,1997

INTEREST RATE:        6.9%

AMORTIZATION:         Interest only until Effective Maturity
                      Date

HYPERAMORTIZATION:    After the Effective Maturity Date, the
                      principal begins a 240 month
                      amortization, based on a monthly
                      payment of $584,674 and an interest
                      rate of 6.9% with interest accruing at
                      8.9%. All excess cash flow is used to
                      reduce the outstanding principal
                      balance; the additional 2% interest
                      accrues interest at the increased rate
                      and is deferred until the principal
                      balance is zero.

EFFECTIVE MATURITY    May 1, 2008
DATE:

MATURITY DATE:        May 1, 2028

BORROWER/SPONSOR:     West Town Mall Joint Venture, a joint venture between the
                      Rodamco Group and the Simon DeBartolo Group, L.P.

CALL PROTECTION:      Lockout through the date 3 years after
                      origination, with U.S. government
                      securities defeasance thereafter
                      through 6 months prior to the
                      Effective Maturity Date.   Loan
                      prepayable at par after 6 months prior
                      to the Effective Maturity Date.
REMOVAL OF
PROPERTY MANAGER:     Upon Event of Default

UP FRONT RESERVES:    None
GENERAL MONTHLY
RESERVES:             None

COLLECTION ACCOUNT:   None until Effective Maturity Date.
                      Hard Lock Box thereafter.

CROSS-COLLATERALIZATION/

DEFAULT:              N/A

MEZZANINE LOANS:      None


                    PROPERTY INFORMATION

SINGLE                Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:        Regional Mall

LOCATION:             Knoxville, Tennessee

YEAR                  1972/1995 and present
BUILT/RENOVATED:

THE COLLATERAL:       A five anchor super-regional mall,
                      with a total GLA of 1,336,901 S.F.,
                      mall store space of 381,626 S.F.,
                      878,695 S.F. of anchor stores and a
                      76,580 S.F. Regal Cinema scheduled to
                      be opened by Summer of 1998.
                      Collateral is 381,626 s.f. mall store
                      space and 382,743 s.f. of anchor
                      space, which includes the Regal Cinema
                      space.

                      Anchors include Dillard's, Sears,
                      Proffit's, J.C. Penney and Parisian.
                      The mall is located in a community of
                      mid -to high-income homes.

PROPERTY
MANAGEMENT:           Simon DeBartolo Group, L.P.

PERCENT OF MALL
STORE SPACE LEASED
AS OF 2/12/98:        92%

1997 NET OPERATING
INCOME:               $13,383,720

UNDERWRITABLE CASH
FLOW:                 $14,192,113

APPRAISED VALUE:      $160,000,000

APPRAISED BY:         Cushman & Wakefield

APPRAISAL DATE:       October 17, 1997

                      CUT-OFF DATE        AT EMD (1)

LOAN/UNIT:              $99                 $99
LTV:                    47.5%               47.5%
DSCR:                   2.71x(2)            2.71x(3)

MALL STORE SALES        1996                1997
                        ----                ----
PSF(4):                 $325                $338


Notes:  (1)Effective Maturity Date.
        (2)Based on Underwritable Cash Flow and Actual Debt
           Service.
        (3)Based on Underwritable Cash Flow and recalculated Debt Service assuming original financing terms and the EMD balance.
        (4)Comparable Mall Store Sales.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                                 WEST TOWN MALL

                     TEN LARGEST MALL STORES AND ANCHOR TENANTS BASED ON ANNUALIZED BASE RENT(1)
--------------------------- ------------------------- ------------ ------------ ------------ ----------- --------------
                                                                                             % OF TOTAL   ANNUALIZED
     TENANT OR TENANT                                   TENANT     % OF TOTAL   ANNUALIZED   ANNUALIZED      BASE
      PARENT COMPANY               STORE NAME             GLA          GLA       BASE RENT   BASE RENT    RENT PER SF
--------------------------- ------------------------- ------------ ------------ ------------ ----------- --------------
The Limited, Inc.           Lane Bryant                  47,900         6.3%       $975,228      6.9%         $20.36
                            The Limited
                            Lerner New York
                            Victoria's Secret
                            Compagnie Int'l Express

The Gap, Inc.               The Gap                      18,663         2.4         460,494      3.2           24.67
                            Gap Kids
                            Banana Republic

Woolworth, Corp.            Champs Sports                11,255         1.5         314,610      2.2           27.95
                            Foot Locker

Abercrombie and Fitch,      Abercrombie and Fitch        10,804         1.4         216,080      1.5           20.00
Inc.

Time/Warner                 Warner Bros. Studio           6,503         0.8         162,575      1.1           25.00

Musicland, Inc.             Sam Goody                     6,006         0.8         162,162      1.1           27.00

Sports Seasons, Inc.        Sports Seasons                5,735         0.8         154,845      1.1           27.00

Ann Taylor, Inc.            Ann Taylor                    5,796         0.8         144,900      1.0           25.00

Eddie Bauer, Inc.           Eddie Bauer                   5,960         0.8         143,040      1.0           24.00

Store of Knowledge, Inc.    Store of Knowledge            4,647         0.6         139,410      1.0           30.00
                                                       ----------  ----------   ------------ ----------     ----------

     SUBTOTAL TEN LARGEST TENANTS                       123,269        16.1%     $2,873,347     20.2          $23.31

Remaining (excluding non-owned anchors)                 228,446        29.9       6,383,770     45.0           27.81

Vacant Space                                             29,911         3.9               0      0.0            0.00
                                                       ----------  ----------   ------------ ----------     ----------
     SUBTOTAL (EXCLUDING NON-OWNED ANCHORS)             381,626        49.93%    $9,257,117     65.22%        $26.32(2)



Regal Cinemas, Inc.         Regal Cinemas                76,580        10.0%     $1,263,570       8.90%       $16.50
Proffitt's  Inc.            Parisian                    306,163        40.0       3,673,956      25.88         12.00
                            Proffitt's
                                                       ----------  ----------   ------------ ----------     ----------
     TOTAL (EXCLUDING NON-OWNED ANCHORS)                764,369       100.00%   $14,194,643     100.00%      $19.32(2)
                                                       ==========  ==========   ============ ==========     ==========


-------------------------------------------------------------------------------
Notes:  (1) Based on the 2/12/98 rent roll.
        (2) Does not include vacant and open expiration square footage.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                                 WEST TOWN MALL


                                 CREDIT RATING
                                   OF PARENT              ANCHOR-OWNED/                OPERATING                    1997
                                  COMPANY(1)              COLLATERAL      LEASE        COVENANT         REA         SALES
 ANCHORS      PARENT COMPANY      (S *&P/MOO       GLA                 EXPIRATION(2) EXPIRATION(3)  TERMINATION      PSF
                                     DY'S)
----------- ------------------- ---------------- -------- ------------ ------------- -------------- ------------- ----------
Proffitt's  Proffitt's, Inc.    BB/Ba2           162,885  Collateral    6/30/06(4)   7/15/04(5)          NA         $211
Parisian                                         143,278  Collateral    7/13/14(4)   7/13/09(6)          NA          98
Sears       Sears, Roebuck &    A-/A2            182,140  Anchor-Owned      NA       7/15/04(7)       7/15/44        N/A
            Co.
Dillard's   Dillard's Inc.      A+/A2            243,110  Anchor-Owned      NA       11/3/08(8)       7/15/44        N/A
J.C.        J.C. Penney & Co.   A/A2             147,282  Anchor-Owned      NA       7/16/09(9)       7/15/44        N/A
Penney                                           -------
TOTAL                                            878,695
                                                 =======

                                        MALL STORE LEASE EXPIRATION SCHEDULE(10)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             CUMULATIVE
                      NUMBER OF                           CUMULATIVE                  ANNUAL    PERCENT OF   PERCENT OF
                        LEASES    EXPIRING   PERCENT OF   PERCENT OF   ANNUALIZED   BASE RENT   TOTAL        TOTAL BASE
 YEAR OF EXPIRATION    EXPIRING      SF         TOTAL      TOTAL SF    BASE RENT      PER SF    BASE            RENT
                                               SF(12)                                            RENT(12)
--------------------- ----------- ---------- ------------ ----------- ------------- ----------- ----------- -------------
Month-to-Month             1         1,050        0.2%         0.2%       $48,510      $46.20       0.5%         0.5%
Vacant                   N/A        29,911        7.8          8.0        N/A            N/A        N/A          N/A
1998                       8         8,413        2.2         10.2        320,395       38.08       3.4          3.9
1999                       9        18,529        4.9         15.1        495,544       26.74       5.3          9.3
2000                       7         5,538        1.4         16.5        202,700       36.60       2.2         11.5
2001                       5         3,960        1.1         17.6        146,131       36.90       1.6         13.1
2002                      10        18,033        4.7         22.3        573,021       31.78       6.2         19.3
2003                       8        36,768        9.6         32.0        579,825       15.77       6.3         25.5
2004                      24        53,174       13.9         45.9      1,577,601       29.67      17.0         42.6
2005                      27        73,617       19.3         65.2      2,053,996       27.90      22.1         64.8
2006                      16        40,559       10.6         75.8      1,137,504       28.05      12.3         77.0
2007                       9        36,033        9.4         85.3        880,653       24.44       9.5         86.5
2008                       9        46,365       12.1         97.4      1,009,992       21.78      10.9         97.5
2009                       2         9,676        2.6        100.0        231,240       23.90       2.5        100.0
                         ---       -------       ----                   ---------       -----       ---
  TOTAL/WEIGHTED AVG.    135       381,626       100%                   $9,257,117      $26.32(11) 100.0%
                         ===       =======       ====                   ==========      ======     ======


Notes:  (1) Reflects long-term debt rating as of 4/7/98.
        (2) Includes initial term and options identified in the lease.
        (3) The expiration date of the covenant requiring the anchor store to be open and operating (inclusive of current store name and other store names) without taking into account co-tenancy or other operating requirements.
        (4) Based on the latest required term commencement date of the lease. The actual commencement date and expiration date may be earlier.
        (5) Proffitt's will operate provided retail department stores operate under the following (1) Parisian or (2) J.C. Penney or such other name.
        (6) Parisian may terminate within 12 months if less than two of Sears, J.C. Penney, Dillard and Profitt's are being operated. The operating covenant is co-extensive with the shorter operating covenant of either Dillard's or Profitt's.
        (7) Sears must operate through 7/15/04 and must continue to operate for an additional 5 years as long as (1) at least 65% of floor area of Tenant's fronting the mall are operating, (2) at least 3 other department stores are operating and (3) Developer is operating shopping center.
        (8) Operating covenant could also expire upon the date on which any other Dept. Store's operating covenant expires. (9) JC Penney's covenant also expires upon the following: (1) the last expiring or relapsed operating covenant of other dept. store operators, Parisian, Profitt's, or Sears, (2) any time in which both Parisian and at least two of the other Department Stores operating under the Dillard's, Profitt's' or Sears names are no longer open, or (3) any time in which mall tenants in operation occupy less than 75% of the net floor area of Developer Buildings
        (10)Based on 2/12/98 rent roll.
        (11)Excludes vacant space.
        (12)Numbers may not total 100% due to rounding.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                            MAGELLAN APARTMENT POOL

                      LOAN INFORMATION

                      ORIGINAL            CUT-OFF DATE
PRINCIPAL BALANCE:    $75,500,000         $75,113,551

ORIGINATION DATE:     October 24, 1997

INTEREST RATE:        7.28%

AMORTIZATION:         360 Months

HYPERAMORTIZATION:    N/A

EFFECTIVE MATURITY    N/A
DATE:

MATURITY DATE:        November 1, 2007

BORROWER/SPONSOR:     11 separate special-purpose borrowing
                      entities, each controlled by the
                      Magellan Real Estate Investment Trust.

CALL PROTECTION:      2-year prepayment lockout from the
                      date of securitization, with U.S.
                      government securities defeasance
                      thereafter. Loan prepayable at par
                      beginning 3 months prior to the
                      Maturity Date.

REMOVAL OF PROPERTY
MANAGER:              Management may be terminated (i) at
                      any time the  DSCR for the trailing 12
                      months is less than 1.10x unless
                      Borrower deposits additional
                      collateral to enable the Loan to meet
                      the test, or (ii) based upon a
                      monetary Event of Default, a property
                      related non-monetary Eventy of
                      Default, or acceleration under the
                      Loan Documents, or (iii) for fraud,
                      gross negligence or willful misconduct.

UP FRONT RESERVES:    Required repairs     $241,775

GENERAL MONTHLY
RESERVES:             1/12 of Property Taxes and Insurance
                      and Capital Expenditure reserves of
                      $255 per unit per year.

COLLECTION ACCOUNT:   "Sweep Account" whereby Borrower deposits gross
                      receipts promptly into a property account which is swept regularly into a cash collateral account used to pay debt service and establish the reserves listed above.

CROSS-COLLATERALIZATION/
DEFAULT:              Cross-collateralized and
                      cross-defaulted

EARTHQUAKE            Yes
INSURANCE:

MEZZANINE LOANS:      None




                    PROPERTY INFORMATION

SINGLE                Portfolio
ASSET/PORTFOLIO:

PROPERTY TYPE:        Multifamily

LOCATION:             Location by Allocated Loan Amount:

                      Arizona 44.5%    California 55.5%

YEAR                  Between 1980 and 1990
BUILT/RENOVATED:

THE COLLATERAL:       11 properties with 2,270 residential
                      units

PROPERTY
MANAGEMENT:           Magellan Residential, L.L.C.

OCCUPANCY
(AS OF 2/25/98):      94%

1997 NET OPERATING
INCOME:               $8,176,100

UNDERWRITABLE CASH
FLOW:                 $8,332,513

APPRAISED VALUE:      $94,775,000

APPRAISED BY:         CB Commercial Real Estate Services

APPRAISAL DATE:       September 8 - September 22, 1997

                      CUT-OFF DATE        AT MATURITY

LOAN/UNIT:              $33,090             $29,211
LTV:                    79.3%               70.0%
DSCR:                   1.34x(1)            1.53x(2)




Notes: (1)Based on Underwritable Cash Flow and Actual Debt
          Service.
       (2)Based on Underwritable Cash Flow and recalculated Debt Service assuming original financing terms and the EMD balance.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                            MAGELLAN APARTMENT POOL


                                                    PROPERTY SUMMARY TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE
                                                                                          MONTHLY
                                                                      APPROX.    AVERAGE  RENT         AVERAGE
                                                                      RENTABLE   UNIT     PER          ECONOMIC
 MORTGAGED      PROPERTY      YEAR        NUMBER                        AREA      SIZE    UNIT AS    OCCUPANCY AS    APPRAISED
 PROPERTY       LOCATION      COMPLETED   OF UNITS   1 BDR    2 BDR   (SQ. FT.)  (SQ.     OF          OF 2/28/98       VALUE
                                                                                  FT.)    12/31/97
--------------------------------------------------------------------------------------------------------------------------------
Acacia Park  Los Angeles, CA     1989       320       128      192      290,880     909     $713        96.2%       $18,300,000
Bradbury     Los Angeles, CA     1987       136        34       94      104,380     768      568        94.0         4,750,000
Place(1)
Canterbury     Phoenix, AZ       1986       348       140      208      246,052     707      520        94.5        13,750,000
Hills
Dobson         Phoenix, AZ       1980       120        18      102      102,600     855      573        96.7         5,200,000
Springs
El Royale    Los Angeles, CA     1990        98        36       62       83,664     854      617        91.9         3,500,000
Harbor       Los Angeles, CA     1988       192       171       21      161,640     842      513        88.2         5,600,000
Grand
Las Palmas     Phoenix, AZ       1982       106        52       54       83,968     792      540        94.8         3,725,000
Maryland       Phoenix, AZ       1987       364       192      172      258,840     711      421        96.3        11,200,000
Meadows
Northwood      Phoenix, AZ       1981       202       130       72      141,918     703      464        95.7         6,850,000
Village
Rancho Las   Los Angeles, CA     1989       200        48      152      154,960     775      633        91.1         8,800,000
Brisas
Sea Bluffs    San Diego, CA      1989       184        88       96     150,512      818      832        91.2        13,100,000
                                          -----     -----    -----    --------      ---      ---        ----        ----------

TOTAL/WEIGHTED AVERAGE                    2,270     1,037    1,225    1,779,414     784     $572        94.0%       $94,775,000
                                          =====     =====    =====    =========     ===     ====        ====        ===========

--------------------------------------------------------------------------------------------------------------------------------
Note:     (1) Bradbury Place Apartments contains 8 studios which are not listed, but are reflected in the totals.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                                GLENBOROUGH POOL

                      LOAN INFORMATION

                      ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:    $60,000,000(1)      $59,465,982

ORIGINATION DATE:     August 26, 1997

INTEREST RATE:        7.5%

AMORTIZATION:         300 Months(1)

HYPERAMORTIZATION:    After the Effective Maturity Date,
                      interest rate increases to 9.5%.  All
                      excess cash flow is used to reduce the
                      outstanding principal balance; the
                      additional 2% interest accrues
                      interest at the increased rate and is
                      deferred until the principal balance
                      is zero.

EFFECTIVE MATURITY    October 1, 2007
DATE:

MATURITY DATE:        October 1, 2022

BORROWER/SPONSOR:     Glenborough Fund V, Limited
                      Partnership, which is a subsidiary of Glenborough Realty
                      Trust, Inc.

CALL PROTECTION:      Prepayment lockout prior to September
                      12, 2000; thereafter prepayable with a
                      prepayment premium of the greater of:
                      (i) yield maintenance at U.S. Treasury
                      flat and (ii) 1% of the amount
                      prepaid.  Loan prepayable at par
                      beginning on the Effective Maturity
                      Date.  Property releases permitted
                      after lockout subject to certain
                      conditions generally including 125%.

REMOVAL OF
PROPERTY MANAGER:     Management may be terminated (i) if
                      the DSCR for the 12 trailing months is
                      1.50x or less, unless Borrower
                      deposits additional collateral to
                      enable the Loan to meet the DSCR test;
                      or (ii) upon an Event of Default under
                      the Loan

UP FRONT RESERVES:    None.  Borrower obligation to perform
                      required repairs is guaranteed by
                      Glenborough Realty Trust, Inc.


GENERAL MONTHLY
RESERVES:             Required only in  the Event of Default
                      or Debt Service Coverage Failure.
                      1/12 of Property Taxes and Insurance,
                      Capital Expenditures and TI costs.

COLLECTION ACCOUNT:   Springing Lock-Box

CROSS-COLLATERALIZATION/
DEFAULT:              Cross-collateralized and
                      cross-defaulted

MEZZANINE LOANS:      None



                    PROPERTY INFORMATION

SINGLE                Portfolio
ASSET/PORTFOLIO:

PROPERTY TYPE:        10 Properties: 5 Office Buildings, 4
                      Industrial/Flex, 1 Multifamily
                      Apartment Building.

LOCATION:             Location by Allocated Loan Amount:

                      Massachusetts 22.3%
                      California 25.1%
                      Minnesota 18.0%
                      Arizona 10.2%
                      Missouri 8.7%
                      Florida 7.2%
                      Virginia 8.5%


YEAR                  See Property Description Table
BUILT/RENOVATED:

THE COLLATERAL:       5 office properties totaling 677,486
                      square feet, 4 industrial and flex
                      properties totaling 459,019 square
                      feet and 1 apartment property of 224
                      units located in 7 states.

PROPERTY
MANAGEMENT:           Glenborough Realty Trust, Inc.

AVERAGE OCCUPANCY
(AS OF 12/31/97):     98%

1997 NET OPERATING
INCOME:               $11,947,012

UNDERWRITABLE CASH
FLOW:                 $10,254,023

APPRAISED VALUE:      $115,900,000

APPRAISED BY:         Various

APPRAISAL DATE:       Between May 1997 and June, 1997

                      CUT-OFF DATE        AT EMD(2)

LOAN/SF:                $52                 $43
LTV:                    51.3%               42.0%
DSCR:                   1.93x(3)            2.37x(3)

Notes: (1)Loan Balance and Amortization Term was $59,862,783 and 298 months respectively as of the December, 1997 Loan modification date
       (2)Effective Maturity Date
       (3)Based on Underwritable Cash Flow and Actual Debt
          Service.
       (4)Based on Underwritable Cash Flow and recalculated Debt service assuming original financing terms and the EMD balance.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]
                        PRELIMINARY COLLATERAL OVERVIEW:
                                GLENBOROUGH POOL

                             PROPERTY SUMMARY TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED
                                                                                                     BASE RENT
                                                                                                     PSF/PER
                                           ALLOCATED              YEAR      DECEMBER                 UNIT         PRIMARY TENANTS
                                              LOAN       TOTAL     BUILT/   31, 1997   UNDERWRITABLE DECEMBER           WITH
    PROPERTY NAME           LOCATION         AMOUNT    SF/UNITS   RENOVATED OCCUPANCY   CASH FLOW     31, 1997       15,000 SF
                                                                                                                 DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE

Centerstone Plaza      Irvine, CA          $14,965,606  157,579     1987       97.2%   $2,309,048      $23.72    St. Joseph's
                                                                                                                 Hospital (2006)
                                                                                                                 Great Offices
                                                                                                                 (2003),

Riverview Office       Bloomington, MN     10,703,877   227,346     1973       98.3    2,000,490        11.46    Health Systems
Tower                                                                                                            Integration (2001)

Westford Corporate     Westford, MA        5,351,938    163,247     1985      100.0      861,787         8.73    Cascade
Center                                                                                                           Communication
                                                                                                                 (1999)
                                                                                                                 Sentry Insurance
                                                                                                                 (1999)

700 South Washington   Alexandria, VA      5,054,608     56,348     1989      100.0    1,052,008        23.33    Sutton Place
                                                                                                                 Gourmet Market
                                                                                                                 (2004), Ollif and
                                                                                                                 Berridge (2000)

Woodlands Plaza II     Maryland Heights,   2,775,079     72,966     1983       97.6      457,592        16.14    No tenants with
                       MO                                                                                        more than 15,000
                                                                                                                 sf
OFFICE
SUBTOTAL/WEIGHTED                          $38,851,108  677,486                98.5%   $6,680,925      $15.14
AVG.

FLEX/INDUSTRIAL

Southworth-Milton      Milford, MA         4,955,499    146,125     1989      100.0      838,359         6.72    Southworth-Milton,
                                                                                                                 Inc. (1999)

Lakepoint I, II, III   Orlando, FL         4,261,729    135,032     1985       93.8      764,302         9.50    Flying Food Group
                                                                                                                 (1998)
                                                                                                                 Attorney's Title
                                                                                                                 Insurance (1998)

Fisher Pierce          Weymouth, MA        2,973,299     79,825     1988      100.0      528,414         7.45    Pacific
                                                                                                                 Scientific-Fisher
                                                                                                                 Pierce (2002)

Woodlands Tech Center  Maryland Heights,   2,378,639     98,037     1986      100.0      457,290         8.40    Teleport
                       MO                                                                                        Communications
                                                                                                                 (2006)

FLEX/INDUSTRIAL                            $14,569,166  459,019                98.2%   2,588,365         8.02
SUBTOTAL/WEIGHTED
AVG.

MULTIFAMILY

Overlook Apartments    Scottsdale, AZ      6,045,708        224     1987       97.0      984,734       7,282     Average unit size
                                                                                                                 is 839 SF

TOTAL/WEIGHTED AVERAGE                     $59,465,982 1,136,505                       $10,254,024
                                           =========== =========                       ===========

-----------------------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]
                        PRELIMINARY COLLATERAL OVERVIEW:
                                GLENBOROUGH POOL


                                  TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT
----------------------------------------------------------------------------------------------------------------------
                                                                                            % OF TOTAL    ANNUALIZED
                                                                % OF        ANNUALIZED      ANNUALIZED       BASE
     TENANT NAME              PROPERTY         TENANT GLA    TOTAL GLA       BASE RENT       BASE RENT    RENT PER SF
----------------------------------------------------------------------------------------------------------------------
St. Joseph's Hospital    Centerstone               33,432         2.9%      $1,086,012          8.0%          $32.48
Health Systems           Riverview Office Tower    87,311         7.7        1,003,628          7.4            11.49
Integration
Southworth-Milton, Inc.  Southworth -Milton       146,125        12.9          981,733          7.2             6.72
Sentry Insurance         Westford Corporate        81,632         7.2          938,768          6.9            11.50
Pacific                  Fisher Pierce             79,825         7.0          594,696          4.4             7.45
Scientific-Fisher
Pierce
Sutton Place Gourmet     700 South Washington      21,222         1.9          570,396          4.2            26.88
Cascade Communications   Westford Corporate        81,615         7.2          486,535          3.6             5.96
Oliff & Berridge         700 South Washington      20,861         1.8          469,808          3.5            22.52
Attorney's Title         Lake Point I, II, III     27,360         2.4          398,067          2.9            14.55
Insurance
Great Offices, Inc.      Centerstone               15,265         1.3          314,337          2.3            20.59
                                                   ------       -------        -------       ------            -----
     SUBTOTAL TEN LARGEST TENANTS                594,648         52.3       $6,843,980         50.4            11.51
Remaining                                        523,372         46.1                          49.6            12.89
                                                                          6,747,591
Vacant Tenants                                    18,485          1.6            --             0.0                --
                                                --------        -----      -----------        -----              ----
     TOTAL/WEIGHTED AVERAGE                     1,136,505       100.0%     $13,591,570  (2)   100.0%          $12.16 (1)
                                                =========       =====      =============      =====           ======

----------------------------------------------------------------------------------------------------------------------
                                     OFFICE/INDUSTRIAL LEASE EXPIRATION SCHEDULE(3)
----------------------------------------------------------------------------------------------------------------------
                                                                                                             CUMULATIVE
                      NUMBER OF                           CUMULATIVE                    ANNUAL    PERCENT    PERCENT OF
                        LEASES     EXPIRING   PERCENT     PERCENT OF    ANNUALIZED    BASE RENT   OF TOTAL      TOTAL
  EXPIRATION YEAR      EXPIRING       SF         OF        TOTAL SF      BASE RENT      PER SF    BASE RENT   BASE RENT
                                              TOTAL SF
----------------------------------------------------------------------------------------------------------------------

Vacant                     5         18,485        1.6%       1.6%      $              $              0.0%       0.0%
Month-to-Month             4         24,398        2.2        3.8          295,511       12.11        2.2        2.2
Not Paying
Rent/Free Rent             4          6,971        0.6        4.4                -           -        0.0        2.2
Period
1998                      23        103,429        9.1       13.5        1,297,155       12.54        9.5       11.7
1999(4)                   27        381,215       33.5       47.0        3,450,993        9.05       25.4       37.1
2000                      30        115,363       10.1       57.2        1,694,188       14.69       12.5       49.6
2001                      17        167,710       14.8       71.9        1,902,209       11.34       14.0       63.6
2002                      15        155,160       13.6       85.6        1,526,638        9.84       11.2       74.8
2003                       3         30,792        2.7       88.3          666,105       21.63        4.9       79.7
2004                       4         33,277        2.9       91.2          755,847       22.71        5.6       85.3
2005                       3          4,125        0.4       91.6           73,648       17.85        0.5       85.8
2006                       4         61,945        5.5       97.0        1,351,667       21.82        9.9       95.8
2007                       2         33,635        3.0      100.0          577,604       17.17        4.2      100.0
                         ---       --------    -------                     -------       -----    -------

TOTAL/WEIGHTED
AVERAGE                  141      1,136,505      100.0%                $13,591,570(2)   $12.16(1)   100.0%
                         ===      =========      ======                ===========      ======      ======

----------------------------------------------------------------------------------------------------------------------

Notes:  (1) Excludes vacant space of 18,485 square feet.
        (2) Excludes Overlook Apartments rental income. Total potential rental income for Overlook Apartments is $1,729,988.
        (3) Based on the 12/31/97 rent roll.
        (4) 1999 expirations includes Southworth-Milton Inc., with 146,125 square feet.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                               EQR APARTMENT POOL


                      LOAN INFORMATION

                      ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:    $50,000,000         $50,000,000

ORIGINATION DATE:     April 1, 1998.

INTEREST RATE:        6.79%

AMORTIZATION:         Interest only until EMD.

HYPERAMORTIZATION:    After the Effective Maturity Date, the
                      principal begins a 240 month
                      amortization based on an interest rate
                      of 6.79%.  After the Effective
                      Maturity Date, interest rate increases
                      to 8.79%.  All excess cash flow is
                      used to reduce the outstanding
                      principal balance; the additional 2%
                      interest accrues interest at the
                      increased rate and is deferred until
                      the principal balance is zero.

EFFECTIVE MATURITY    April 1, 2008.
DATE:

MATURITY DATE:        April 1, 2028.

BORROWER/SPONSOR:     EQR-Flatlands, L.L.C., a
                      special-purpose borrowing entity,
                      controlled by Equity Residential
                      Properties Trust.

CALL PROTECTION:      2-year lockout from the date of
                      securitization, with U.S. government
                      securities defeasance thereafter. Loan
                      prepayable at par beginning 3 months
                      prior to the Effective Maturity Date.

SUBSTITUTION:         Substitution of properties permitted
                      subject to certain conditions.
REMOVAL OF
PROPERTY MANAGER:     Management may be terminated (i) upon an Event
                      of Default under the Loan Documents and Lender's taking possession of the related Property or (ii) based upon manager's gross negligence, fraud or willful misconduct.

UP FRONT RESERVES:    Deferred Maintenance: $98,925

GENERAL MONTHLY
RESERVES:             1/12 of Property Taxes and Insurance
                      and Capital Expenditure reserves of
                      $275 per unit per year. Funded by a
                      letter of credit in lieu of cash.

COLLECTION ACCOUNT:   "Sweep Account" whereby Borrower deposits gross
                      receipts promptly into a property account which is swept regularly into a cash collateral account used to establish the reserves listed above, to the extent not funded by a letter of credit.

CROSS-COLLATERALIZATION/
DEFAULT:              Cross-collateralized and
                      cross-defaulted

MEZZANINE LOANS:      None



                    PROPERTY INFORMATION

SINGLE                Portfolio
ASSET/PORTFOLIO:

PROPERTY TYPE:        Multifamily

LOCATION:             Location by Underwritable Net Cash
                      Flow:

                      Wisconsin 55.6%
                      Minnesota 27.3%
                      Illinois 17.1%

YEAR                  See Property Description Table
BUILT/RENOVATED:

THE COLLATERAL:       5 properties totaling 1,371
                      residential units.  Two and three
                      story Class A garden apartments in
                      upper-middle class suburban locations

                      Large units with amenities including pools, tennis courts, weight and aerobic rooms.

PROPERTY              Equity Residential Properties
MANAGEMENT:           Management Limited Partnership

AVERAGE OCCUPANCY
(AS OF DECEMBER 31,
1997):                94%

1997 NET OPERATING
INCOME:               $7,775,231

UNDERWRITABLE CASH
FLOW:                 $7,855,798

APPRAISED VALUE:      $100,650,000

TO BE APPRAISED BY:   Cushman & Wakefield

APPRAISAL DATE:       Between February 20, and February 27,
                      1998

                      CUT-OFF DATE        AT EMD(1)

LOAN/UNIT:              $36,470             $36,470
LTV:                    49.7%               49.7%
DSCR:                   2.28x(2)            2.28x(3)

Notes:   (1)      Effective Maturity Date.
         (2)      Based on Underwritable Cash Flow and
                  Actual Debt Service.
         (3)      Based on Underwritable Cash Flow and recalculated Debt
                  Service assuming original financing terms and the EMD balance.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]
                        PRELIMINARY COLLATERAL OVERVIEW:
                               EQR APARTMENT POOL



                                                   PROPERTY SUMMARY TABLE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE
                                                                  APPROX.              MONTHLY
                                                                  RENTABLE    AVERAGE  RENT PER     ECONOMIC
  MORTGAGED      PROPERTY    YEAR       NUMBER                       AREA     UNIT     UNIT AS    OCCUPANCY AS    APPRAISED
   PROPERTY      LOCATION    COMPLETED  OF       1 BDR    2 BDR   (SQ. FT.)    SIZE    OF          OF 12/31/97      VALUE
                                         UNITS                                (SQ.     12/31/97
                                                                               FT.)
-----------------------------------------------------------------------------------------------------------------------------
Gates at        Minnetonka,
Carlson             MN         1989       435     243     192       396,300      911    $  851(2)      95.6%     $29,300,000
Center

GlenGarry       Bloomingdale,  1989       250     156      94       215,098      860       966         93.2       18,600,000
Club                IL

Plum Tree          Hales
I, II, III        Corner,      1989       332      64     268       355,074    1,070       867         93.2       23,750,000
                    WI

Ravinia         Greenfield,    1991       206      42     164       219,932    1,068       838         94.0       13,500,000
                    WI

Woodlands of    Brookfield,
Brookfield          WI         1990        148      0     148       185,320    1,252     1,265         93.7       15,500,000
                                        ------   ----     ---     ---------    -----   -------         ----      --------------

   TOTAL/WEIGHTED AVERAGE                1,371    505     866      1,371,724   1,001    $  935         94.1%     $100,650,000
                                        ======    ===     ===     ==========   =====    ======         =====     ============




-------------------------------------------------------------------------------------------------------------------------------
Notes: (1)GlenGarry Club's Average Monthly Rent Per Unit is derived from annualizing 11 months 1997 actual rents.
       (2)Average Monthly Rent per Unit is based on the 11/13/97 rent roll.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                               CHARLESTOWNE MALL

                      LOAN INFORMATION

                      ORIGINAL            CUT-OFF DATE

PRINCIPAL             $50,000,000         $49,914,616
BALANCE(1):

ORIGINATION DATE:     February 25, 1998

INTEREST RATE(1):     7.73%

AMORTIZATION:         360 months

HYPERAMORTIZATION:    After the Effective Maturity Date, interest rate
                      increases to 9.73%. All excess cash flow is used to reduce the outstanding principal balance; the additional
                      2% interest accrues at the increased rate and is deferred until the principal balance is zero.

EFFECTIVE MATURITY    March 1, 2005
DATE:

MATURITY DATE:        March 1, 2028

BORROWER/SPONSOR:     Charlestowne Mall, L.L.C., a
                      wholly-owned subsidiary of Wilmorite,
                      Inc., Ivanhoe, Inc. and their
                      affiliates.

CALL PROTECTION:      2-year prepayment lockout from the
                      date of securitization with U.S.
                      Treasury defeasance thereafter. Loan
                      prepayable at par beginning 3 months
                      prior to the Effective Maturity Date.

REMOVAL OF
PROPERTY MANAGER: Management may be replaced by Lender (i) if at any time the trailing twelve month DSCR <1.10x, (ii) upon an Event of Default under the loan or (iii) for gross negligence, willful misconduct or fraud.

UP FRONT RESERVES:    Required Repair Fund:     $241,313
                      Tenant Rollover/Remerchandising
                      Reserve Fund:             $2,000,000

                      Theater Construction Reserve: Borrower
                      has escrowed $5,720,000 to be
                      released, among other events, upon
                      commencement of the cinema lease.

GENERAL MONTHLY
RESERVES:             1/12 of Property Taxes and Insurance,
                      Capital Reserves of $0.18/SF and Tenant Rollover Reserves of $1.79/SF (mall store space only).

COLLECTION ACCOUNT:   Hard Lock-Box

CROSS-COLLATERALIZATION/
DEFAULT:              N/A

MEZZANINE LOANS:      $10,000,000. Currently held by Morgan
                      Stanley Mortgage Capital Inc.



                    PROPERTY INFORMATION

SINGLE                Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:        Retail

LOCATION:             St. Charles, Illinois

YEAR                  1991, new theater construction in 1998

BUILT/RENOVATED:

THE COLLATERAL:       2-story, 4-anchor regional mall, with
                      a total GLA of 822,318 S.F., including
                      mall store space of 331,215 S.F.,
                      419,603 S.F. of anchor stores and a
                      71,500 S.F. Regal Cinema Theater with
                      an expected opening date of April
                      1999.  Collateral is 742,318 S.F.

                      Anchors include Carson Pirie Scott & Co., JC Penney, Sears, and Kohl's.

PROPERTY              Genesee Management, Inc., an affiliate
MANAGEMENT:           of Wilmorite.

PERCENT OF MALL       78%
STORE SPACE LEASED
AS OF 3/19/98:

1997 NET OPERATING
INCOME:               $6,931,959

UNDERWRITABLE CASH    $7,306,601
FLOW:

APPRAISED VALUE:      $86,600,000

APPRAISED BY:         Landauer Associates, Inc.

APPRAISAL DATE:       April 1, 1998

                      CUT-OFF DATE        AT EMD(2)
LOAN/SF:                $67                 $63
LTV:                   57.6%               53.8%
DSCR:                   1.70x(3)            1.83x(4)

                        1996                1997
MALL STORE SALES        $213                $205
PSF(5):

Notes: (1) Upon the permitted amendment to the loan.
       (2) Effective Maturity Date.
       (3) Based on Underwritable Cash Flow and Actual Debt
           Service.
       (4) Based on Underwritable Cash Flow and recalculated Debt service assuming original financing terms and the EMD balance.
       (5) Comparable Mall Store Sales.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                               CHARLESTOWNE MALL

                             TEN LARGEST MALL STORE TENANTS AND ANCHOR LEASES BASED ON
                                     ANNUALIZED BASE RENT BY PARENT COMPANY(1)
--------------------------------------------------------------------------------------------------------------------
                                                                                            % OF TOTAL
                                                                    % OF                    ANNUALIZED   ANNUALIZED
         TENANT OR TENANT                                 TENANT      TOTAL     ANNUALIZED     BASE      BASE RENT
          PARENT COMPANY                STORE NAME          GLA       GLA(2)    BASE RENT     RENT(2)      PER SF
--------------------------------------------------------------------------------------------------------------------
The Limited Inc.                    Limited                 41,414       12.5%    $733,370       12.1%       $17.71
                                    Limited Express
                                    Victoria's Secret
                                    Lane Bryant
                                    Lerner New York

Woolworth Corp.                     Afterthoughts           11,474        3.5      393,992        6.5         34.34
                                    Footlocker (2)
                                    Lady Footlocker
                                    Champs

The Gap, Inc.                       The Gap                  9,366        2.8      243,516        4.0         26.00
                                    Gap Kids

Casual Corner Group Inc.            Casual Corner            8,125        2.5      162,500        2.7         20.00
                                    Petite
                                    Sophisticates

Waves                               Waves                    4,789        1.4      153,248        2.5         32.00

Trans World Entertainment Group     Record Town              2,864        0.9      108,832        1.8         38.00

The Children's Place                The Children's           4,222        1.3      105,550        1.7         25.00
                                    Place

Contempo Casuals                    Contempo Casuals         3,192        1.0      105,336        1.7         33.00

Foot Star, Inc.                     Footaction               9,304        2.8       93,040        1.5         10.00

Brown Group, Inc.                   Famous Footwear          5,035        1.5       90,630        1.5         18.00
                                                           -------      -----    ---------     ------        ------

   SUBTOTAL TEN LARGEST TENANTS                             99,785       30.1    2,190,014       36.2         21.95

Remaining (excluding non-owned                             153,103       47.4    3,646,043       61.5         23.81
 anchors)

Vacant Space & Leases out for                               78,327       22.4      213,213        2.3           --
                                                           -------     ------     --------   --------       ------
Signature(2)

   TOTAL (EXCLUDING NON-OWNED                              331,215      100.0%  $6,049,269      100.0%       $23.01(4)
                                                           =======      =====   ==========      =====        ======
ANCHORS)
Proffitt's, Inc.                    Carson Pirie Scott     141,808                 789,864
JC Penney Co., Inc.                  JC Penney              99,567                 502,152
Sears Roebuck                        Sears                  98,228                 337,904
                                                           -------              ----------
   TOTAL (INCLUDING NON-OWNED                              670,818              $7,679,189
                                                           =======              ==========
ANCHORS)

---------------------------------------------------------------------------------------------------------------------
Notes:  (1) Data based on the 3/19/98 lease status report and applicable lease modifications.
        (2) Numbers may not total 100% due to rounding.
        (3) Annualized based rent includes underwritable temporary tenant income.
        (4) Total  annual base rent per square foot  excludes  vacant  square  footage and  underwritable  temporary tenant rent.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                               CHARLESTOWNE MALL

                               CREDIT RATING              ANCHOR-OWNED/                  OPERATING                    1997
                   PARENT        OF PARENT                 COLLATERAL        LEASE        COVENANT        REA         SALES
   ANCHORS        COMPANY         COMPANY         GLA                     EXPIRATION     EXPIRATION   TERMINATION    PSF(2)
                              (S&P/MOODY'S)(1)
------------------------------------------------------------------------------------------------------------------------------
Carson Pirie    Proffitt's,       BB+/Baa3     141,808    Collateral       1/31/2007     8/15/2006        N/A        $152(4)
Scott & Co.     Inc.

JC Penney       JC Penney          A/A2         99,567    Collateral     5/31/2007(3)   5/31/2007(3)      N/A          90
                Co., Inc.

Sears           Sears              A-/A2        98,228    Collateral       4/4/2011     8/15/2006(3)      N/A         111(4)
                Roebuck &
                Co.

Kohl's          Kohl's           BBB/Baal       80,000    Anchor-owned        N/A        8/15/2006     12/31/2042      N/A
                Dept. Stores

                                       MALL STORE LEASE EXPIRATION SCHEDULE(5)
----------------------------------------------------------------------------------------------------------------------
                  NUMBER OF                           CUMULATIVE                    ANNUAL    PERCENT OF  CUMULATIVE
                    LEASES     EXPIRING   PERCENT OF  PERCENT OF    ANNUALIZED    BASE RENT   TOTAL       PERCENT OF
YEAR EXPIRATION    EXPIRING       SF       TOTAL SF    TOTAL SF      BASE RENT      PER SF    BASE RENT   TOTAL BASE
                                                                                                             RENT
----------------------------------------------------------------------------------------------------------------------
   Vacant(6)           1        74,327        22.4%       22.4%       $137,213     $  1.85        2.3%        2.3%
      1998             6         8,191         2.5        24.9         137,780       16.82        2.3         4.5
      1999             4         2,463         0.7        25.7          96,678       39.25        1.6         6.1
      2000             1           984         0.3        26.0          33,000       33.54        0.5         6.7
      2001            34        73,175        22.1        48.0       1,944,699       26.58       32.1        38.8
      2002            17        35,672        10.8        58.8         896,869       25.14       14.8        53.7
      2003            18        35,907        10.8        69.7         986,454       27.47       16.3        70.0
      2004             4        11,035         3.3        73.0         219,005       19.85        3.6        73.6
      2005             4         8,685         2.6        75.6         174,470       20.09        2.9        76.5
      2006             4        15,602         4.7        80.3         215,050       13.78        3.6        80.0
      2007             5        37,770        11.4        91.7         667,540       17.67       11.0        91.1
    2008(7)            8        22,369         6.8        98.5         373,882       20.11        7.4        98.5
      2009             1         5,035         1.5       100.0          90,630       18.00        1.5        100.0
                  ------      --------    --------                 -----------       -----      -----

     TOTAL           107       331,215       100.0%                 $6,049,269      $23.01(8)   100.0%
                     ===       =======       =====                  ==========                  =====

-------------------------------------------------------------------------------
Notes:  (1) Reflects long-term debt rating as of 4/7/97.
        (2) Information is basely solely upon the figures provided by the Charlestowne Mall Borrower from data provided by tenants.
        (3) Based on the borrower-identified opening date of store.
        (4) Sears and JC Penney 1997 Sales are based on the sales reporting periods of 5/1/96 - 4/30/97 and 6/1/96 - 5/31/97 respectively.
        (5) Data based on the 3/19/98 lease status report and applicable lease modifications.
        (6) Includes temporary tenant income.
        (7) Includes JJ Finnigan's lease which is expected to be fully executed by May 31, 1998.
        (8) Total annual base rent per square foot excludes vacant square footage and temporary tenant rent.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                             RAMCO-GERSHENSON POOL


                      LOAN INFORMATION

                      ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:    $50,000,000         $49,761,281

ORIGINATION DATE:     November 26, 1997

INTEREST RATE:        6.83%

AMORTIZATION:         360 Months

HYPERAMORTIZATION:    After the Effective Maturity Date,
                      interest rate increases to 8.83%. All
                      excess cash flow is used to reduce the
                      outstanding principal balance; the
                      additional 2% interest accrues
                      interest at the increased rate and is
                      deferred until the principal balance
                      is zero.

EFFECTIVE MATURITY    December 1, 2007
DATE:

MATURITY DATE:        December 1, 2027

BORROWER/SPONSOR:     Ramco-Gershenson Properties Associates Limited
                      Partnership, a special purpose borrowing entity owned and controlled by Ramco-Gershenson Properties Trust.

CALL PROTECTION:      2-year lockout from the date of
                      securitization, with U.S. government
                      securities defeasance thereafter.
                      Loan prepayable at par beginning on
                      the Effective Maturity Date.

SUBSTITUTION:         Property substitution permitted
                      subject to certain conditions.

REMOVAL OF PROPERTY
MANAGER: Management may be terminated: (i) upon an Event of Default under the Loan;
                      (ii) if the Debt Service Coverage
                      Ratio drops below 1.2x unless Borrower
                      deposits additional collateral to
                      enable the Loan to meet the DSCR test
                      or (iii) based upon manager's fraud,
                      gross negligence or willful
                      misconduct.

REQUIRED REPAIRS:     $496,125
GENERAL MONTHLY

RESERVES:             1/2 of Property Taxes and Insurance
                      and Capital Reserves equal to $0.15
                      per square foot annually, not to
                      exceed $0.30 per square foot in the
                      aggregate at any time.

COLLECTION ACCOUNT:   Hard Lock-Box

CROSS-COLLATERALIZATION/
DEFAULT:              Cross-collateralized and
                      cross-defaulted

MEZZANINE LOANS:      None


                    PROPERTY INFORMATION

SINGLE                Portfolio
ASSET/PORTFOLIO:

PROPERTY TYPE:        7 Community Shopping Centers

LOCATION:             Location by Allocated Loan Amount:

                      Tennessee 24.3%
                      Wisconsin 26.3%
                      Ohio 14.7%
                      S. Carolina 17.0%
                      N. Carolina 12.3%
                      Michigan 5.3%

YEAR                  Between 1977 and 1996.
BUILT/RENOVATED:      See Property Description Table

THE COLLATERAL:       7 Community and neighborhood retail
                      shopping   centers encompassing total
                      GLA of 1,414,633 S.F.

                      Anchors include: Wal-Mart, K-Mart,
                      Builders Square, Belks, Goody's,
                      Ingles, Food Lion and Kohl's.

PROPERTY
MANAGEMENT:           Affiliate of Ramco-Gershenson
                      Properties Trust

AVERAGE OCCUPANCY
(AS OF 2/18/98):      99%

1997 NET OPERATING
INCOME:               $8,921,060

UNDERWRITABLE CASH
FLOW:                 $7,846,323

APPRAISED VALUE:      $77,000,000

APPRAISED BY:         Joseph J. Blake

APPRAISAL DATES:      Between August, 1997 and October, 1997

                      CUT-OFF DATE        AT EMD(1)

LOAN/SF:                $35                 $31
LTV:                    64.6%               56.4%
DSCR:                   2.00(2)x            2.30(3)x

Notes: (1) Effective Maturity Date
       (2) Based on Underwritable Cash Flow and Actual Debt
           Service.
       (3) Based on Underwritable Cash Flow and recalculated
           Debt service assuming original financing terms and the EMD balance.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]
                        PRELIMINARY COLLATERAL OVERVIEW:
                             RAMCO-GERSHENSON POOL


                                                  PROPERTY SUMMARY TABLE
----------------------------------------------------------------------------------------------------------------------------
                          CUT-OFF
                            DATE                                                 ANNUALIZED
                         ALLOCATED                       OCCUPANCY                BASE RENT       PRIMARY TENANTS WITH
 PROPERTY                   LOAN      TOTAL    YEAR        AS OF    UNDERWRITABLE    PSF               15,000 SF
   NAME       LOCATION     AMOUNT    SF/UNITS   BUILT/    2/18/98    CASH FLOW     2/18/98              2/18/98
                                               RENOVATED
----------------------------------------------------------------------------------------------------------------------------
West Allis  West Allis,  $13,159,000   329,407   1987      98.9%       $2,059691    $7.08           Kmart (2012)
Town Center Wisconsin                                                                               Builders Square (2007)
                                                                                                    Kohls (2008)

Northwest   Knoxville,    8,552,000    260,707   1989      98.6        1,335,199    5.90            Wal-Mart (2009)
Crossing    Tennessee                                                                               Ingles Food Market
Shopping                                                                                            (2010)
                                                                                                    Goody's (1999)

Taylors     Greenville,   8,517,000    243,484 1989/1995   98.2        1,330,935    5.83            Wal-Mart (2008)
Square      South                                                                                   Belks Dept Store (2003)
            Carolina                                                                                Goody's (1999)

The Troy    Troy, Ohio    7,350,000    154,437   1996      96.6        1,172,694    8.75            Country Mkt Grocery
Town Center                                                                                         (2011)
                                                                                                    Stage Dept. Store
                                                                                                    (2000)
                                                                                                    Sears Hardware Store
                                                                                                    (2006)

Ridgeview   Elkin,        6,146,000    211,524   1989      99.3          950,023    5.19            Wal-Mart (2009)
Crossing    North                                                                                   Ingles Supermarket
Shopping    Carolina                                                                                (2009)
                                                                                                    Belks Dept. Store
                                                                                                    (2009)

Stonegate   Kingsport,    3,622,000    138,490   1984     100.0          581,298    5.07            Wal-Mart (2009)
Plaza       Tennessee                                                                               Food Lion (2004)

The Fraser  Fraser,       2,654,000     76,584   1977      97.4          416,481    5.05            Oak Ridge Market (2002)
Shopping    Michigan                                                                                Rite Aid (2001)
Center                    _________  _________           _________     _________ __________

TOTAL/
WEIGHTED
AVERAGE:                 $50,000,000 1,414,633             98.6%      $7,846,323    $6.23
                         =========== =========             ====       ==========    =====


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]
                        PRELIMINARY COLLATERAL OVERVIEW:
                             RAMCO-GERSHENSON POOL

                                 TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT
---------------------------------------------------------------------------------------------------------------------
                                                                     % OF                   % OF TOTAL   ANNUALIZED
     TENANT OR TENANT                        NO. OF      TENANT     TOTAL     ANNUALIZED    ANNUALIZED    BASE RENT
    PARENT COMPANY (1)         STORE NAME     STORES    GLA (SF)    GLA(2)    BASE RENT    BASE RENT(2)    PER SF
---------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.        Wal-Mart            4      485,187       34.3%  $2,432,653        28.0%        $5.01
K-Mart Corporation           K-Mart/Builders     2      166,479       11.8      940,435        10.8          5.65
                             Square
Kohl's Food Stores, Inc.     Kohl's              1       49,995        3.5      490,951         5.7          9.82
Goody's Family Clothing      Goody's             2       70,100        5.0      429,350         4.9          6.12
Stores, Inc.
Country Market               Country Market      1       40,000        2.8      270,000         3.1          6.75
Ingles Markets,              Ingles              2       75,000        5.3      263,880         3.0          3.52
Incorporated
Belk's                       Belk Dept.          2                     4.8        201,512       2.3          2.98
                             Store                       67,581
Fred W. Uhlman & Co.         Stage               1       24,000        1.7      179,760         2.1          7.49
Sears & Roebuck              Sears Hardware      1       21,000        1.5      178,500         2.1          8.50
Dollar Tree                  Dollar Tree         4         14,982      1.1       155,581        1.8         10.38
                                               ---     ----------    -----   -----------      -----         -----
     SUBTOTAL TEN LARGEST TENANTS               20     1,014,324      71.7%  $5,542,621        63.8%        $5.46

Other Major Tenants (more than 5,000 SF)                239,873       17.0    1,651,313        19.0          6.88
Remaining Tenants                                       140,129        9.9    1,497,942        17.2         10.69
Vacant Space                                                           1.4                      0.0            0
                                                         ------    -------   -----------        ---        -----
                                                         20,307                       0
                                                         ------                       -
         TOTAL/WEIGHTED AVERAGE                        1,414,633     100.0%  $8,691,875       100.0%        $6.23(3)
                                                       =========     =====   ==========       =====

-----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------
                                                                                                PERCENT    CUMULATIVE
                  NUMBER OF                 PERCENT    CUMULATIVE                 ANNUALIZED   OF TOTAL    PERCENT OF
EXPIRATION YEAR    LEASES                   OF         PERCENT OF    ANNUALIZED    BASE RENT   BASE        TOTAL BASE
                  EXPIRING    EXPIRING SF   TOTAL       TOTAL SF     BASE RENT      PER SF      RENT(2)       RENT
                                             SF(2)
-----------------------------------------------------------------------------------------------------------------------
Vacant                8          20,307        1.4%       1.4%        $      -       $  -         0.0%         0.0%
1998                 11          22,340        1.6        3.0          218,852        9.80        2.5          2.5
1999                 23         125,687        8.9       11.9        1,011,181        8.05       11.6         14.1
2000                 17          58,339        4.1       16.0          574,753        9.85        6.6         20.8
2001                 22         107,719        7.6       23.6          844,754        7.84        9.7         30.5
2002                 11          63,232        4.5       28.1          403,789        6.39        4.7         35.1
2003                 14          84,050        5.9       34.1          577,058        6.87        6.6         41.8
2004                  4          57,261        4.1       38.1          366,321        6.40        4.2         46.0
2005                  0               0        0.0       38.1                0        0           0.0         46.0
2006                  1          21,000        1.5       39.6          178,500        8.50        2.0         48.0
2007                  2          89,856        6.3       45.9          552,026        6.14        6.4         54.4
2008                  2         183,619       13.0       58.9        1,193,813        6.50       13.7         68.1
2009                  6         411,744       29.1       88.0        1,889,314        4.59       21.7         89.9
2010                  1          43,000        3.0       91.1          135,880        3.16        1.6         91.4
2011                  1          40,000        2.8       93.9          270,000        6.75        3.1         94.5
2012                  1          86,479        6.1      100.0          475,635        5.50         5.5       100.0
                    ---       -----------   ------                  ------------   -------     -------

TOTAL/WEIGHTED      124       1,414,633      100.0%                 $8,691,875       $6.23(3)   100.0%
AVERAGE             ===       =========      =====                  ==========       =====      =====


-----------------------------------------------------------------------------------------------------------------------
Notes:  (1) The parent company may not be the obligor under the applicable lease.
        (2) Numbers may not total 100% due to rounding.
        (3) Excludes vacant space.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]
                        PRELIMINARY COLLATERAL OVERVIEW:
                               COURTHOUSE PLAZA I

                      LOAN INFORMATION

                      ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:    $48,900,000         $48,704,653

ORIGINATION DATE:     December 11, 1997

INTEREST RATE:        7.19%

AMORTIZATION:         360 Months

HYPERAMORTIZATION:    After the Effective Maturity Date,
                      interest rate increases to 9.19%. All
                      excess cash flow is used to reduce the
                      outstanding principal balance; the
                      additional 2% interest accrues
                      interest at the increased rate and is
                      deferred until the principal balance
                      is zero.

EFFECTIVE MATURITY    January 1, 2008
DATE:

MATURITY DATE:        January 1, 2028

BORROWER/SPONSOR:     Courthouse Plaza I Associates Limited
                      Partnership, a single purpose
                      bankruptcy-remote entity whose general
                      partner is Courthouse Plaza LLC, which
                      includes Mr. Robert H. Smith and Mr.
                      Robert P. Kogod as equity members. Mr.
                      Smith and Mr. Kogod, who are also
                      limited partners of the Borrower, are
                      principals of the Charles E. Smith
                      Companies.

CALL PROTECTION:      3-year prepayment lockout from the
                      date loan closed, with U.S. government
                      securities defeasance thereafter. Loan
                      prepayable at par beginning 3 months
                      prior to the Effective Maturity Date.

REMOVAL OF
PROPERTY MANAGER:     Management may be replaced by Lender
                      upon (i) an Event of Default and
                      acceleration under the Loan Documents,
                      (ii) if DSCR <1.10x, unless Borrower
                      provides additional collateral to
                      enable the Loan to meet the DSCR test,
                      or (iii) if Lender determines property
                      is not managed in accordance with
                      generally accepted managing practices
                      and manager fails to cure or undertake
                      to cure within 30 days.

UP FRONT RESERVES:    Repair Fund:       $18,750

GENERAL MONTHLY
RESERVES:             1/12 of Property Taxes and Insurance,
                      Capital Reserves equal to $11,358.04
                      and Tenant Rollover Reserves, equal to
                      $2 per s.f. annually up to a maximum
                      of $1,600,000.

COLLECTION ACCOUNT:   Hard Lock-Box, however, Borrower retains control
                      of Lock-Box funds unless DSCR declines below 1.10x, Loan
                      Default or at Effective Maturity Date. Borrower regains control if DSCR remains above 1.20x for 12 months.

CROSS-COLLATERALIZATION/
DEFAULT:              N/A

MEZZANINE LOANS:      None


                    PROPERTY INFORMATION

SINGLE                Single Asset

ASSET/PORTFOLIO:

PROPERTY TYPE:        Class A Office and Movie Theatre

LOCATION:             Arlington, Virginia

YEAR                  1988
BUILT/RENOVATED:

THE COLLATERAL:       Leasehold interest in a 14-story
                      office building and a 3-story, 8
                      screen movie theatre; 349,778 total
                      square feet.

                      Tenants Include: Arlington County
                      Board (which is the fee owner), AMC
                      Theatres, Anadac and Ceridian
                      Corporations.

PROPERTY
MANAGEMENT:           Charles E. Smith Real Estate Services,
                      L.P.

PERCENT OF SPACE
LEASED (1/30/98)      97%

1997 NET OPERATING
INCOME:               $6,051,538

UNDERWRITABLE CASH
FLOW:                 $5,910,161

CALCULATED VALUE AT   $69,100,000
AN 9.25% CAP RATE
ON UNDERWRITABLE
NOI:

                      CUT-OFF DATE        AT EMD(1)

LOAN/SF:                $139                $120
LTV:                    70.5%               61.0%
DSCR:                   1.49 x(2)           1.72 x(3)



Notes: (1)Effective Maturity Date.
       (2)Based on Underwritable Cash Flow and Actual Debt
          Service.
       (3)Based on Underwritable Cash Flow and recalculated Debt service assuming original financing terms and the EMD balance.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                               COURTHOUSE PLAZA I

                                     MAJOR TENANT SUMMARY BY ANNUALIZED BASE RENT(1)
 ------------------------------------------------------------------------------------------------------------------------
                                                                                           % OF TOTAL       ANNUALIZED
           TENANT OR TENANT                TENANT        % OF TOTAL       ANNUALIZED       ANNUALIZED          BASE
   PARENT COMPANY (LEASE EXPIRATION)         GLA           GLA(2)          BASE RENT      BASE RENT(2)     RENT PER SF
 ------------------------------------------------------------------------------------------------------------------------
 Arlington County Government (2003)(4)       181,781       52.0%             $4,543,215       54.2%         $24.99
 AMC Theatres (2004)                          36,795       10.5                 500,000        6.0           13.59
 ANADAC Inc. (2001)                           24,870        7.1                 690,380        8.2           27.76
 Ceridian (2006)                              18,189        5.2                 393,428        4.7            21.63
                                              ------    -------                 -------    -------        ---------
     SUBTOTAL MAJOR TENANTS                  261,635       74.8               6,127,023       73.1           23.41
 Other Tenants (Greater than 5% of            77,956       22.3               2,251,010       26.9           28.88
 NRA)
 Vacant Space                                 10,187        2.9                                0.0            0.00
                                              ------        ---              -----------       ---            ----
                                                                                      0
     TOTAL/WEIGHTED AVERAGE                  349,778      100.0%             $8,378,033      100.0%         $24.67(3)
                                             =======      ======             ==========      ======         ======

                                                   HISTORICAL OCCUPANCY
 ------------------------------------------------------------------------------------------------------------------------
                                          OCCUPANCY AS OF:          PERCENT LEASED
 ------------------------------------------------------------------------------------------------------------------------
                                          January 30, 1998               97.1%
                                          December 31, 1997              97.8%
                                          December 31, 1996              99.0%
                                          December 31, 1995              92.0%



------------------------------------------------------------------------------
Notes:  (1)  Based on January 30, 1998 Rent Rolls.
        (2)  Numbers may not total 100% due to rounding.
        (3)  Excludes vacant space.
        (4)  Fee owner of land.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]

                        PRELIMINARY COLLATERAL OVERVIEW:
                               COURTHOUSE PLAZA I


                                                 LEASE EXPIRATION SCHEDULE(1)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT         CUMULATIVE
                     # OF                   PERCENT    CUMULATIVE                  ANNUAL    OF TOTAL          PERCENT
     YEAR OF        LEASES     EXPIRING    OF TOTAL     PERCENT     ANNUALIZED   BASE RENT   BASE             OF TOTAL
   EXPIRATION      EXPIRING    TOTAL SF      SF(2)    OF TOTAL SF    BASE RENT     PER SF    RENT(2)          BASE RENT
-------------------------------------------------------------------------------------------------------------------------------
     Vacant                     10,187         2.9%         2.9%          N/A          N/A     0.0%             0.0%
        1998            7        1,631         0.5          3.4       $30,257       $18.55     0.4              0.4
        1999            5        4,174         1.2          4.6       164,827        39.49     2.0              2.3
      2000              8       32,102         9.2         13.8       912,931        28.44    10.9             13.2
      2001             11       56,166        16.1         29.9     1,555,968        27.70    18.6             31.8
        2002            4        8,753         2.5         32.4       260,604        29.77     3.1             34.9
      2003              1      181,781        52.0         84.4     4,543,214        24.99    54.2             89.1
      2004              1       36,795        10.5         94.9       500,000        13.59     6.0             95.1
      2005              0          N/A        N/A          94.9           N/A          N/A      N/A             N/A
      2006              1       18,189         5.2        100.0       393,428        21.63     4.7             99.8
      2007              1           N/A       N/A         100.0        16,800          N/A     0.2            100.0
                              ---------    ------                   ---------    ---------   -----

 TOTAL/WEIGHTED        39      349,778       100.0%                 $8,378,033      $24.67(3) 100.0%
                       ==      =======       ======                 ==========      ======    ======
      AVERAGE





Notes:  (1) Based on January 30, 1998 rent roll.
        (2) Numbers may not total 100% due to rounding.
        (3) Excludes vacant space.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]
                        PRELIMINARY COLLATERAL OVERVIEW:
                               QUAIL SPRINGS MALL

                      LOAN INFORMATION

                      ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:    $45,000,000         $45,000,000

ORIGINATION DATE:     May 15, 1998.

INTEREST RATE:        6.82%

AMORTIZATION:         360 months

HYPERAMORTIZATION:    After the Effective Maturity Date,
                      interest rate increases to 2% above
                      the initial interest rate. All excess
                      cash flow is used to reduce the
                      outstanding principal balance; the
                      additional 2% interest accrues
                      interest at the increased rate and is
                      deferred until the principal balance
                      is zero.

EFFECTIVE MATURITY    June 1, 2008
DATE:

MATURITY DATE:        June 1, 2028

BORROWER/SPONSOR:     Dayjay Associates, a joint venture,
                      50% owned by a special purpose
                      affiliate of General Growth
                      Properties, Inc. and 50% owned by JCP
                      Realty, Inc. directly and through a
                      special purpose subsidiary.

CALL PROTECTION:      2-year lockout from the date of
                      securitization, with U.S. government
                      securities defeasance thereafter.
                      Loan prepayable at par beginning 120
                      days prior to the Effective Maturity
                      Date.

REMOVAL OF
PROPERTY MANAGER:     Management may be terminated (i) if
                      the DSCR for the trailing 12 months is
                      less than 1.15x unless Borrower
                      deposits additional collateral to
                      enable the Loan to meet the DSCR test,
                      and (ii) upon an Event of Default
                      under the Loan Documents or Management
                      Agreement.

UP FRONT RESERVES:    None

GENERAL MONTHLY       Springing reserves for taxes,
RESERVES:             insurance, capital replacements and
                      lease rollover costs if DSCR falls below 1.20x, 60 days before EMD or if there is a Loan default ("Quail Springs
                      Cash Management Event").

COLLECTION ACCOUNT:   Hard Lock-Box; however, Borrower retains control
                      of Lock-Box funds unless there is a Cash Management
                      Event. If Loan Default is cured or DSCR is 1.20x or above for 6 months, control returns to borrower and reserves no longer required.

CROSS-COLLATERALIZATION/
DEFAULT:              N/A

MEZZANINE LOANS:      None


                    PROPERTY INFORMATION

SINGLE                Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:        Super-Regional Mall

LOCATION:             Oklahoma City, Oklahoma

YEAR                  1980/1993 and Present
BUILT/RENOVATED:

THE COLLATERAL:       3-story, 4 anchor super regional mall
                      with a total GLA of 1,127,036 S.F.,
                      Mall store space of 329,183 S.F.,
                      687,853 S.F. of self-owned anchor
                      space and a 95,000 S.F. AMC Theatres
                      currently under construction.
                      Collateral is mall store space and AMC
                      Theatres for a total of 424,183 S.F..

                      Anchors include: Foley's, Dillard's,
                      JC Penney, Sears.
PROPERTY
MANAGEMENT:           General Growth Management, Inc.

PERCENT OF MALL
STORE SPACE LEASED
AS OF 1/3/98:         78%

1997 NET OPERATING
INCOME:               $4,992,860

UNDERWRITABLE CASH
FLOW:                 $6,873,808

CALCULATED VALUE AT
AN 8.5% CAP RATE ON
UNDERWRITABLE NOI:    $85,457,518

MARKET STUDY BY:      Cushman & Wakefield

MARKET STUDY DATE:    April 7, 1998

                      CUT-OFF DATE         EMD(1)

LOAN/SF:                $102                 $89
LTV:                    52.7%                45.7%
DSCR:                   1.95x(2)             2.25x(3)

                        1996                 1997
MALL STORE SALES        $221                 $225
PSF(4):

Notes:   (1)      Effective Maturity Date
         (2)      Based on Underwritable Cash Flow and Actual Debt
                  Service.
         (3)      Based on Underwritable Cash Flow and recast Debt Service
                  assuming original financing terms and the EMD balance.
         (4)      Comparable Mall Store Sales.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]
                        PRELIMINARY COLLATERAL OVERVIEW:
                               QUAIL SPRINGS MALL


                         TEN LARGEST MALL STORES BASED ON ANNUALIZED BASE RENT BY PARENT COMPANY(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF                      % OF TOTAL   ANNUALIZED
                                                                 TENANT      TOTAL      ANNUALIZED   ANNUALIZED    BASE RENT
               PARENT                         TENANT              GLA        GLA(2)     BASE RENT       BASE        PER SF
                                                                                                       RENT(2)
------------------------------------------------------------------------------------------------------------------------------
Limited, The                          Limited Express             50,116      15.2%      $817,337         17.3%       $16.31
                                      Limited
                                      Lerner New York
                                      Victoria's Secret
                                      Structure
The Gap, Inc.                         The Gap                     12,895       3.9        335,292          7.1         26.00
                                      Gap Kids
Spiegel, Inc.                         Eddie Bauer                  6,664       2.0        119,952          2.5         18.00
Garfield's Restaurant & Pub           Garfield's Restaurant        5,712       1.7         89,952          1.9         15.75
                                      & Pub
The Walt Disney Co.                   The Disney Store             4,438       1.3         88,764          1.9         20.00
Eyemaster                             Eyemaster                    3,090       0.9         86,244          1.8         27.91
Lens Crafters                         Lens Crafters                5,048       1.5         85,812          1.8         17.00
The Buckle                            The Buckle                   5,213       1.6         83,412          1.8         16.00
Disk Jockey                           Disk Jockey                  5,070       1.5         81,120          1.7         16.00
Discovery Zone                        Discovery Zone              12,157       3.7         79,020          1.7          6.50
                                                                 -------     ------    ----------        ------       ------

  SUBTOTAL TEN LARGEST TENANTS                                   110,403      33.5%    $1,866,905         39.6%       $16.91

Remaining Excluding (anchors,                                    145,898      44.3%    $2,847,633         60.4%       $19.52
non-owned anchors)
Vacant Space                                                      72,882      22.1%            --          0.0%        --
                                                                 -------     ------    ----------        ------       ------
  TOTAL (EXCLUDING NON-OWNED
  ANCHORS)                                                       329,183     100.0%    $4,714,568        100.0%       $18.39(3)
                                                                 =======     ======    ==========        ======       ======



Notes: (1)  Based on 1/5/98 rent roll.
       (2)  Numbers may not total 100% due to rounding.
       (3)  Excludes vacant square footage.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[XL1 1998 LARGE LOAN LOGO]
                        PRELIMINARY COLLATERAL OVERVIEW:
                               QUAIL SPRINGS MALL


                                        CREDIT RATING             ANCHOR-OWNED/                   OPERATING
                                          OF PARENT                 COLLATERAL       LEASE        COVENANT       REA    1997 SALES
 ANCHORS         PARENT COMPANY            COMPANY        GLA                     EXPIRATION(2) EXPIRATION(3)TERMINATION  PSF(4)
                                       (S&P/MOODY'S)(1)
----------------------------------------------------------------------------------------------------------------------------------
Dillard's   Dillard Dept. Stores Inc.       A+/A2       205,320   Anchor Owned         NA          1995      10/23/30     $168
Sears       Sears Roebuck & Co.             A-/A2       182,257   Anchor Owned         NA          1995      10/23/30      137
JC Penney   J. C. Penney Co., Inc.          A/A2        154,576   Anchor Owned         NA          1995      10/23/30      142
Foley's     May Department Store Co.        A/A2        145,700   Anchor Owned         NA          1995      10/22/30      120
AMC         American Multi-Cinema,          B/B2          95,000  Collateral         1/1/20        2005         NA          N/A
Theatres    Inc.


----------------------------------------------------------------------------------------------------------------------------------
                                            MALL STORE LEASE EXPIRATION SCHEDULE(5)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CUMULATIVE
                   NUMBER OF                               CUMULATIVE                     ANNUAL      PERCENT OF    PERCENT OF
    YEAR OF         LEASES       EXPIRING    PERCENT OF    PERCENT OF     ANNUALIZED     BASE RENT    TOTAL BASE    TOTAL BASE
   EXPIRATION      EXPIRING         SF        TOTAL SF      TOTAL SF      BASE RENT       PER SF         RENT          RENT
----------------------------------------------------------------------------------------------------------------------------------
Vacant                  0         72,882         22.1%        22.1%           -               -           0.0%          0.0%
1998                    8         10,736          3.3         25.4       $247,116          $23.02         5.2           5.2
1999                   11         19,740          6.0         31.4        296,848           15.04         6.3          11.5
2000                   10         16,311          5.0         36.4        279,355           17.13         6.0          17.5
2001                   17         34,657         10.5         46.9        727,127           20.98        15.4          32.9
2002                    3          6,163          1.9         48.8        157,692           25.59         3.3          36.2
2003                   14         31,031          9.4         58.2        563,476           18.16        12.0          48.2
2004                    9         26,462          8.0         66.2        415,584           15.71         8.8          57.0
2005                    6         19,766          6.0         72.2        287,748           14.56         6.1          63.1
2006                    9         31,459          9.6         81.8        688,044           21.87        14.6          77.7
2007                    8         45,521         13.8         95.6        750,045           16.48        15.9          93.6
2008 or Later           4         14,455          4.4        100.0          301,524         20.86         6.4         100.0
                      ---        -------       ------                   -----------      --------     -------

TOTAL/WEIGHTED         99        329,183        100.0%                  $4,714,568         $18.39(6)    100.00%
AVERAGE                ==        =======        =====                   ==========         ======       ======


Notes:  (1) Reflects  long-term debt rating as of 4/7/98.
        (2) Includes initial term of the lease only. Based on the latest required commencement date of the lease term. The actual commencement date and expiration date may be earlier.
        (3) Date of operating covenant expirations is the expiration date of the covenant requiring the anchor store to be open and operating (inclusive of current store name and other store names) without taking into account co-tenancy or other operating requirements.
        (4) Based on the December, 1997 sales report. Information is based solely upon the sales figures provided by the Quail Springs Mall Borrower from data provided by the tenants. Anchor store sales are the Quail Springs Borrower's estimates.
        (5) Based on 1/5/98 rent roll. (6) Excludes vacant square footage.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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